Putnam
Master
Intermediate
Income Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. We are pleased to report that Putnam Master Intermediate Income Trust recorded a robust gain, at net asset value, for the fiscal year ended September 30, 2003. It strongly outperformed its primary benchmark index, though it came in slightly below its Lipper category average. You will find the details on the facing page.

The management team's decision to focus more heavily on lower-rated higher-yielding bonds provided the impetus behind these results. Their efforts to reduce the fund's sensitivity to interest-rate changes proved successful and a favorable currency strategy also contributed to the positive performance.

In the following report, the managers provide a detailed discussion of their approach to the market environment that prevailed during the period. They also offer their views on the fund's prospects for fiscal 2004.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003



Report from Fund Management

Fund highlights

 * During the fiscal year ended September 30, 2003, Putnam Master
   Intermediate Income Trust had a total return at net asset value (NAV) of 20.42%. The fund's return at market price was 8.35%.

 * The fund outperformed its primary benchmark, the Lehman Government Credit Index, which returned 6.51% during the period. The fund's other comparative indexes, the Citigroup Non-U.S. World Government Bond Index and the JP Morgan Global High Yield Index, returned 17.80% and 27.18%, respectively.

 * Due to its underweighting in emerging-market securities, the fund underperformed the average return of 21.85% for the Lipper Flexible Income Funds (closed-end) category.

 * The fund's lower performance at market price was primarily the result of a reduction in the fund's dividend, which occurred in February 2003. See page 5 for details.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund's fiscal year began just weeks before a turning point in the bond market. Starting in mid October 2002, higher-yielding, non-Treasury bonds began to significantly outperform Treasuries. This outperformance benefited the fund, which was invested predominantly in such bonds -- corporate investment-grade and high-yield bonds, emerging-market bonds, and mortgage-backed securities. As bonds from these sectors appreciated, the credit spread, or difference in yield between Treasuries and these higher-yielding securities, narrowed, bolstering the fund's returns. As a result, the fund strongly outperformed its benchmark index, which is composed of lower-yielding, higher-quality bonds (including Treasuries). The fund's underperformance of its Lipper category average reflects our underweighting of emerging-market securities relative to other funds in the category, discussed further on page 3.

FUND PROFILE

Putnam Master Intermediate Income Trust seeks high current income and relative stability by investing in limited-maturity bonds in the investment-grade and high-yield sectors, as well as non-U.S. bond markets. The fund is designed for investors seeking high current income, asset class diversification, or both.

The significantly lower return at market price reflects a reduction in the fund's dividend, which caused investor demand for the fund -- a key factor in market price performance -- to decline.



Market overview

The beginning of this fund's fiscal year in October 2002 marked a seminal change in the global credit markets. Hints of an economic recovery, a passing of the September 11 anniversary, and an improvement in the stock market all contributed to a sudden improvement in the direction of credit spreads. As a result, investment-grade corporate bonds, high-yield corporate bonds, and emerging-market bonds all significantly outperformed U.S. Treasuries over the course of the reporting period.

In July and August of 2003, Treasury prices declined sharply after rallying in May and the first half of June. Having reached a historical low of 3.11% on June 13, the benchmark 10-year Treasury yield -- which moves in the opposite direction to its price -- then increased by over one and a half percentage points by the beginning of September -- an extremely large increase for a 10-week period. While this event shook all fixed-income sectors, higher-yielding bonds with lower sensitivity to interest-rate changes (which made up much of the fund's portfolio) fared much better than Treasuries.

Mortgage-backed securities performed well for much of the year, but their performance suffered somewhat during the summer because of excessive refinancing. When homeowners refinance their mortgages at lower rates, they "prepay" their existing mortgages, hurting investors who have been receiving these higher levels of interest income.

Emerging markets generally fared well, with above-average returns that we attribute to higher commodity prices, especially oil prices. The dollar continued to move lower relative to other major currencies, including the yen and the euro, as low interest rates and the threat of deflation in the United States caused global investors to seek higher returns in other countries.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/03
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Government Credit Index                                          6.51%
------------------------------------------------------------------------------
JP Morgan Global Diversified Emerging Markets Index                    29.19%
------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international bonds)                                                  17.80%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (high-yield bonds)                   27.18%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     24.40%
------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                41.72%
------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  31.66%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/03.
------------------------------------------------------------------------------



Strategy overview

Several of the fund's areas of emphasis -- including high-yield bonds, mortgage-backed securities (MBSs), and international bonds -- performed well during the period. Our significant allocation to high-yield corporate bonds, which increased during the second half of the period, was particularly helpful, as they were among the strongest-performing fixed-income securities over the period. As yield spreads narrowed toward the end of the period, we reduced this allocation, but still maintain a large high-yield weighting. We sought to keep the fund's exposure to another higher-risk area of the portfolio -- emerging-market securities -- low (relative to the fund's competitors). Because this subgroup of the fund's international holdings delivered strong performance, our strategy detracted from the fund's relative performance.

Over the second half of the fiscal year, the fund was much less sensitive to interest-rate changes than other funds in its category, reflecting our decision to keep the portfolio duration (a measure of interest-rate sensitivity) relatively short. While rates continued to decline in May and June, this positioning hurt relative performance, but when rates spiked in July and August, the fund gained significant ground against funds in its peer group. The fund's currency strategy has been on target; we emphasized the Australian dollar and European currencies, and continued to underweight the U.S. dollar. Toward the end of the fiscal year, we also began to increase our emphasis on the yen. All of these positions were beneficial to the fund's absolute and relative performance.



[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED

                              as of     as of
                             3/31/03   9/30/03

High yield                    45.9%     48.1%

U.S. investment grade         31.1%     27.2%

International                 23.0%     24.7%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.



How fund holdings and sector allocations affected performance

Throughout the year, the fund's largest sector weighting (close to half of its assets) was in high-yield bonds, and this position was a significant contributor to the fund's strong returns during the period. High-yield bonds have performed well during the past 12 months for several reasons. Among the most important is the decline in default rates. Although still high by historical standards, corporate defaults have steadily declined since hitting a peak in January 2002. This trend has been seen as a positive sign that, if it continues, may help high-yield bond performance over the next several years. Second, fixed-income investors have been seeking higher yields and have become more willing to take on risk in exchange. As a result, high-yield bonds have significantly outperformed Treasuries, causing a narrowing in the yield spread between Treasuries and high-yield bonds. This narrowing has been another strong driver of high-yield bond performance. Finally, corporations are generally focusing on reducing debt, improving their balance sheets, and increasing profits -- all of which have generally helped improve credit quality in the high-yield market.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

   High Yield Sector

1  HMH Properties, Inc.
   Company guaranty, Ser B, 7 78s, 2008

2  Qwest Services Corp
   144A notes 13 12s, 2010

3  Pioneer Natural Resources Co.
   Company guaranty 9 58s, 2010

   International Sector

1  Russia (Federation of)
   Unsubordinated bonds 8 14s, 2010

2  United Kingdom
   Treasury bonds, 7 12s, 2006

3  Germany (Federal Republic of)
   Bonds, Ser. 95 7 38s, 2005

   U.S. Investment Grade Sector

1  Government National
   Mortgage Association
   Pass through certificates, 5s, TBA
   October 1, 2033

2  Federal National Mortgage Association
   Pass through certificates, 6 12s, TBA
   October 1, 2032

3  US Government Treasury notes
   1 58s, March 31, 2005

Footnote reads:
These holdings represent 16.5% of the funds net assets as of 9/30/03. Portfolio holdings will vary over time.


Bonds of several corporate high-yield issuers performed well for the fund during the past year, including those of HMH Properties, Inc. and Qwest Services Corp. HMH, which owns the Marriott hotel chain, has benefited from an improvement in the hotel business since 9/11. The company is financially strong and has dependable cash flows. Qwest, a telecommunications company, has increased significantly in price and is one of the fund's top-performing high-yield holdings. We felt it was attractively valued, and the market has concurred in the past six months. Qwest has worked through an SEC investigation of its accounting practices, sold its directory business, and cut costs and reduced debt.

Some industrial holdings made positive contributions in the high-yield portion of the fund, including Tyco, a conglomerate, and Georgia Pacific, a large paper company. These firms benefited from the strength of the high-yield bond market and the recovering economy, which has translated into increased availability of funding for them.

The fund's holdings of AK Steel Corp. and Collins and Aikman Products, an auto and truck parts maker, detracted from performance during the period due to disappointing earnings. However, if the economy continues to grow, as we believe it will, we expect these holdings to benefit. We have maintained the fund's positions. Mortgage-backed securities (MBSs), a subgroup within the fund's U.S. investment-grade sector, were among the weakest-performing securities in the fund on a relative basis, primarily because of the refinancing crunch that occurred in the spring and summer of 2003. However, our strategy of investing in different types of MBSs helped us take advantage of the diversification this sector offers while maximizing the available opportunities. For example, we invested in commercial mortgage-backed securities, which are less prone to refinancing than residential mortgages, as well as agency-wrapped FHA/VA reperforming MBSs. These are traditional mortgage-backed securities in which the borrowers have become delinquent on making payments for a period of time and, as a result, the securities are less likely to be refinanced. Because these securities are guaranteed by government-sponsored agencies (Fannie Mae and Freddie
Mac), they do not represent a major credit risk, and the fund has benefited from the higher income that they produce.

The fund's international bonds benefited from slowing global economies, especially in Europe, where the fund's Swedish government bonds outperformed. These securities attracted investors in part because they outperformed German government bonds. Canadian and New Zealand government bonds also performed well for the fund, benefiting from the countries' commodity-based economies. European high-yield bonds, a small allocation in the fund, had weaker performance than their U.S. counterparts, primarily as a result of slower economic growth in Europe, but they still made a solid contribution during the year.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

As a result of significant declines in the yields of shorter- and intermediate-duration bonds over the past several years, the level of income produced by the fund's holdings has declined. In February 2003, the fund lowered its distribution rate from $0.045 per share to $0.038 per share.

The fund's management team

This fund is managed by the Putnam Core Fixed-Income Team. The members of this team are D. William Kohli (Portfolio Leader), David Waldman (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Kevin Cronin, Steve Horner, Michael Salm, and John Van Tassel.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued interest-rate volatility in the coming months as investors come to terms with two different economic scenarios. The first is a continuation of the cyclical recovery from recession, which has been stimulated by tax cuts, low interest rates, and increased capital spending among corporations, as well as signs of growth in Asia. These trends, if they continue, could lead to faster growth and potentially higher inflation. Higher inflation, in turn, could lead to higher interest rates, which would hurt your fund's performance. In the second scenario, certain structural "headwinds" could dampen growth. These inhibitors may include lower-than-expected corporate profits, a decline in consumer spending, a lack of new job creation, and a dearth of much-needed corporate capital spending. A positive effect of slower growth would be lower inflation and lower interest rates, which would be positive for the bond market and for your fund.

The conflict between stimulating and inhibiting forces on the economy may produce higher volatility in the bond market in the months ahead, but we believe that your fund's holdings, which are well diversified and generally less sensitive to interest-rate movements than Treasuries, should continue to perform as the economy sorts itself out. Since the fund is so well diversified, certain sectors and holdings in the portfolio have the potential to benefit from either faster or slower growth. For example, the fund's emphasis on a shorter portfolio duration, which is designed to reduce sensitivity to interest-rate changes, may help mitigate the negative impact of rising interest rates, while the fund's high-yield bond holdings should benefit from continued strength in the economy.

We would like to caution shareholders that the strong returns of the past year are well above the historical average for a fund of this type, and that this strong performance is not likely to be repeated. That being said, we believe that for those seeking income, investing in a well-diversified fund such as this one remains a sensible approach.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging markets securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.


------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
------------------------------------------------------------
                            NAV       Market price
------------------------------------------------------------
1 year                    20.42%      8.35%
------------------------------------------------------------
5 years                   33.98      29.04
Annual average             6.02       5.23
------------------------------------------------------------
10 years                  86.65      82.09
Annual average             6.44       6.18
------------------------------------------------------------
Life of fund
(since 4/29/88)
Annual average             7.92       6.81
------------------------------------------------------------

Performance does not reflect taxes on reinvested distributions.


-------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/03
-------------------------------------------------------------------------------------
                     Lehman    Citigroup    JP Morgan              Lipper Flexible
                      Govt.     Non-U.S.      Global      CSFB      Income Funds
                      Credit   World Govt.  High Yield  High Yield  (closed-end)
                      Index    Bond Index    Index+       Index   category average*
-------------------------------------------------------------------------------------
1 year                6.51%      17.80%      27.18%      28.05%      21.85%
-------------------------------------------------------------------------------------
5 years              38.24       27.17       29.84       32.62       31.51
Annual average        6.69        4.92        5.36        5.81        5.29
-------------------------------------------------------------------------------------
10 years             95.82       80.00          --       99.52       78.39
Annual average        6.95        6.05          --        7.15        5.90
-------------------------------------------------------------------------------------
Life of fund
(since 4/29/88)
Annual average        8.50        7.02          --        9.09        8.06
-------------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 9/30/03, there were 12, 12, and 9 funds, respectively, in this Lipper category.

+ This comparative index replaced the CSFB High Yield Index on 12/30/02 because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund. The JP Morgan Global High Yield Index's inception date was
  12/31/93.



----------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
----------------------------------------------------------------------
Distributions (number)                      12
----------------------------------------------------------------------
Income                                    $0.484
----------------------------------------------------------------------
Capital gains                               --
----------------------------------------------------------------------
Total                                     $0.484
----------------------------------------------------------------------
Share value:                                NAV       Market price
----------------------------------------------------------------------
9/30/02                                    $6.26         $6.38
----------------------------------------------------------------------
9/30/03                                     6.99          6.41
----------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------
Current dividend rate 1                    6.52%         7.11%
----------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

Comparative indexes

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

JP Morgan Global Diversified Emerging Markets Index is an unmanaged index of global emerging markets fixed-income securities.

Lehman Government Credit Index is an unmanaged index of U.S fixed-income securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the fund's portfolio, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
November 17, 2003



The fund's portfolio
September 30, 2003

Corporate bonds and notes (51.1%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
      $238,719 Adams Outdoor Advertising bank term
               loan FRN 4.5844s, 2008  (acquired
               4/2/03, cost $238,121) (RES)                            $239,117
       200,000 Lamar Media Corp. bank term loan FRN
               Ser. B, 3.4375s, 2010  (acquired
               2/27/03, cost $200,000) (RES)                            201,250
       560,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                             585,200
                                                                 --------------
                                                                      1,025,567

Automotive (1.0%)
-------------------------------------------------------------------------------
     1,020,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                   887,400
       160,000 Dana Corp. notes 10 1/8s, 2010                           178,800
       675,000 Dana Corp. notes 9s, 2011                                739,125
EUR     50,000 Dana Corp. notes 9s, 2011                                 61,126
      $295,000 Dana Corp. notes 6 1/2s, 2009                            295,000
       360,000 Dana Corp. notes 6 1/4s, 2004                            363,600
       160,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               145,600
       390,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                           369,525
       420,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                                390,600
       180,000 Hayes Lemmerz International, Inc.
               bank term loan FRN 5.9267s,
               2009 (acquired 6/3/03, cost
               $178,200) (RES)                                          181,406
       805,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                              925,750
EUR    215,000 Lear Corp. sr. notes 8 1/8s, 2008                        282,867
      $113,361 SPX Corp. bank term loan FRN Ser. B,
               3.375s, 2009  (acquired 7/23/02,
               cost $42,524) (RES)                                      114,034
EUR    300,000 Teksid Aluminum 144A company
               guaranty 11 3/8s, 2011 (Luxembourg)                      354,540
      $485,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                           477,725
       750,000 Tenneco Automotive, Inc. 144A sec.
               notes 10 1/4s, 2013                                      813,750
       150,000 TRW Automotive bank term loan FRN
               Ser. C-1, 4.13s, 2011  (acquired
               7/21/03, cost $150,000) (RES)                            150,703
                                                                 --------------
                                                                      6,731,551

Basic Materials (5.4%)
-------------------------------------------------------------------------------
        10,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                             10,741
       960,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               1,063,200
       145,000 Acetex Corp. 144A sr. notes 10 7/8s,
               2009 (Canada)                                            160,588
     1,060,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                             731,400
       154,144 Appleton Papers, Inc. bank term loan
               FRN Ser. C, 4.3764s, 2006 (acquired
               6/4/02, cost $154,722) (RES)                             154,658
       785,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                           859,575
       780,000 Armco, Inc. sr. notes 9s, 2007                           561,600
        85,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                                74,375
       575,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                               370,875
       530,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       583,000
     1,041,866 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s, 2008
               (acquired various dates from 7/27/01
               to 5/27/03, cost $554,349) (RES) (PIK)                   416,746
       765,000 Dow Chemical Co. (The) notes 5 3/4s, 2009                813,565
       195,000 Equistar Chemical notes 6 1/2s, 2006                     184,275
       185,000 Equistar Chemicals LP notes 8 3/4s, 2009                 172,975
     1,690,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s,2008                                           1,681,550
       390,000 Equistar Chemicals LP/Equistar
               Funding Corp. 144A sr. notes
               10 5/8s, 2011                                            386,100
       985,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                  1,078,575
       505,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                 559,288
       451,000 Georgia-Pacific Corp. 144A sr. notes
               7 3/8s, 2008                                             465,094
       545,000 Gerdau Ameristeel Corp/Gusap
               Partners 144A sr. notes 10 3/8s,
               2011 (Canada)                                            547,725
       150,000 Graphics Packaging bank term loan
               FRN 3.86s, 2010  (acquired 8/6/03,
               cost $150,000) (RES)                                     150,713
       198,500 Hercules, Inc. bank term loan FRN
               Ser. B, 4.3681s, 2007  (acquired
               12/17/02, cost $198,004) (RES)                           198,996
     2,140,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          2,477,050
       485,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                504,400
       567,004 Huntsman Corp. bank term loan FRN
               Ser. A, 5.9508s, 2007  (acquired
               various dates from 6/10/02 to
               9/24/03, cost $504,775) (RES)                            518,337
       301,555 Huntsman Corp. bank term loan FRN
               Ser. B, 8.4375s, 2007  (acquired
               various dates from 6/10/02 to
               9/24/03, cost $269,037) (RES)                            275,672
     1,030,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   973,350
     1,375,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                       543,125
EUR    415,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                           420,371
      $265,000 Huntsman LLC 144A sec. notes
               11 5/8s, 2010                                            261,025
       240,000 IMC Global, Inc. company guaranty
               Ser. B, 11 1/4s, 2011                                    249,600
       395,000 IMC Global, Inc. company guaranty
               Ser. B, 10 7/8s, 2008                                    410,800
     1,385,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  1,544,275
       275,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                    298,375
        60,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                            46,200
     1,685,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (NON)                                           134,800
       400,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                             465,000
       335,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                329,975
       135,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    125,550
         5,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                      4,625
     1,370,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                           1,301,500
EUR    800,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                1,017,598
       $85,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                    93,075
       330,502 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                            364,378
EUR    210,000 Messer Griesheim Holdings AG sr.
               notes 10 3/8s, 2011 (Germany)                            280,200
      $980,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  1,016,750
        10,000 Millennium America, Inc. company
               guaranty 7s, 2006                                          9,750
       190,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                       197,125
       500,000 Noveon International bonds 13s, 2011                     515,000
       460,000 Noveon International company
               guaranty Ser. B, 11s, 2011                               519,800
       935,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                             920,975
       900,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                            954,000
       509,465 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       441,961
       243,657 Pioneer Cos., Inc. sec. FRN 4.64s, 2006                  211,372
       805,000 Potlatch Corp. company guaranty 10s, 2011                893,550
       505,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                   517,625
       295,000 Rhodia SA 144A sr. sub. notes
               8 7/8s, 2011 (France)                                    289,100
       310,000 Royster-Clark, Inc. 1st mtge.
               10 1/4s, 2009                                            241,800
       285,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon zero %  (12s,
               6/1/06), 2013 (STP)                                      171,000
       775,000 Salt Holdings Corp. 144A sr. notes
               stepped-coupon zero %  (12 3/4s,
               12/15/07), 2012 (STP)                                    542,500
        80,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                             83,600
       850,000 Solutia, Inc. company guaranty
               11 1/4s, 2009                                            824,500
       885,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    946,950
       137,417 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          129,172
       930,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                           1,009,050
       350,000 Stone Container Corp. sr. notes
               9 1/4s, 2008                                             380,625
       800,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                             840,000
       300,000 Tembec Industries, Inc. company
               guaranty 8 1/2s, 2011 (Canada)                           292,500
        80,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                            75,200
        50,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s, 2006 (In default) (NON)                    14,000
       200,000 Texas Petrochemical Corp. sr. sub.
               notes Ser. B, 11 1/8s, 2006 (In
               default) (NON)                                            56,000
       745,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                            813,913
       605,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             620,125
       510,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                             153,000
        38,500 Weirton Steel Corp. sr. notes 10s,
               2008 (In default) (NON)                                    5,775
       780,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 9 1/4s, 2007 (In default) (NON)                     85,800
       410,000 WHX Corp. sr. notes 10 1/2s, 2005                        352,600
                                                                 --------------
                                                                     37,990,013

Building Materials (0.6%)
-------------------------------------------------------------------------------
     1,075,000 American Standard Cos., Inc. company
               guaranty 7 5/8s, 2010                                  1,198,625
       270,000 Atrium Cos., Inc. company guaranty
               Ser. B, 10 1/2s, 2009                                    288,900
       320,000 Building Materials Corp. company
               guaranty 8s, 2008                                        320,000
       775,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                      794,375
       190,000 NCI Building Systems, Inc. bank term
               loan FRN Ser. B, 4.35s,
               2008 (acquired 9/4/02, cost
               $190,000) (RES)                                          190,871
       450,000 Nortek, Inc. sr. notes Ser. B,
               8 7/8s, 2008                                             465,750
        90,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                              94,725
       330,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                             339,900
     1,510,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                           681,388
                                                                 --------------
                                                                      4,374,534

Capital Goods (5.0%)
-------------------------------------------------------------------------------
       250,000 Advanced Glass Fiber Yarns bank term
               loan FRN Ser. A, 6 1/2s,
               2004 (acquired 9/12/02, cost
               $175,000) (RES)                                          150,000
       230,000 Advanced Glass Fiber Yarns sr. sub.
               notes 9 7/8s, 2009 (In default) (NON)                      2,300
       830,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             815,475
       209,084 Alliant Techsystems, Inc. bank term
               loan FRN Ser. C, 3.4924s, 2009 (acquired
               5/7/02, cost $209,084) (RES)                             210,260
       154,286 Allied Waste Industries, Inc. bank
               term loan FRN 4.3927s, 2010 (acquired
               4/25/03, cost $154,286) (RES)                            155,760
        25,714 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 4.393s, 2010
               (acquired 4/25/03, cost $25,714) (RES)                    25,939
     1,430,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 9 1/4s, 2012                  1,580,150
       480,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 7/8s, 2008                    519,600
     1,175,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s, 2008                  1,263,125
        20,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s, 2006                     20,900
       330,000 Allied Waste North America, Inc.
               144A Structured Notes 8.2s, 2006 (issued
               by Credit and Repackaged Securities, Ltd.)
               (Cayman Islands)                                         350,559
       200,000 Amsted Industries bank term loan FRN
               5.12s, 2010  (acquired 8/12/03, cost
               $199,000) (RES)                                          200,583
     1,320,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                           1,280,400
       200,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                     194,000
       500,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                             455,000
       135,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                     116,775
       670,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                         584,575
       290,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                   324,075
       945,000 Blount, Inc. company guaranty 13s, 2009                  841,050
       945,000 Blount, Inc. company guaranty 7s, 2005                   926,100
       555,000 Briggs & Stratton company guaranty
               8 7/8s, 2011                                             621,600
       270,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       262,238
EUR    575,000 BSN Financing Co. SA company
               guaranty Ser. EUR, 10 1/4s,
               2009 (Luxembourg)                                        684,536
EUR    340,000 BSN Glasspack 144A sec. notes
               9 1/4s, 2009 (France)                                    403,779
      $200,000 Crown Cork & Seal Company, Inc. bank
               term loan FRN Ser. B, 4.14s,
               2008 (acquired 2/21/03, cost
               $198,000) (RES)                                          201,450
       535,000 Crown Holdings SA 144A sec. notes
               10 7/8s, 2013 (France)                                   589,838
     1,760,000 Crown Holdings SA 144A sec. notes
               9 1/2s, 2011 (France)                                  1,892,000
     1,000,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                       450,000
       149,625 EaglePicher bank term loan FRN
               4.64s, 2009  (acquired 8/6/03, cost
               $150,500) (RES)                                          150,685
       715,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             761,475
       930,000 FIMEP SA sr. notes 10 1/2s, 2013 (France)              1,050,900
EUR    360,000 Flender Holdings 144A notes 11s, 2010                    452,680
       $92,942 Flowserve Corp. bank term loan FRN
               Ser. C, 3.911s, 2009  (acquired
               4/30/02, cost $92,942) (RES)                              93,482
       555,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                            635,475
EUR     95,000 Flowserve Finance BV company
               guaranty 12 1/4s, 2010 (Netherlands)                     124,158
       $95,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                      76,950
       199,649 Graham Packaging bank term loan FRN
               5.1055s, 2010  (acquired 2/18/03,
               cost $198,651) (RES)                                     200,448
       665,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                 694,925
       460,000 Insilco Holding Co. sr. disc. notes
               zero %, 2008 (In default) (NON)                            2,300
EUR    275,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                            310,577
      $420,000 Jordan Industries, Inc. sr. notes
               Ser. D, 10 3/8s, 2007                                    189,000
       375,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                     412,500
       239,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                     246,368
       330,000 L-3 Communications Corp. company
               guaranty Ser. B, 8s, 2008                                342,375
       140,000 L-3 Communications Corp. 144A
               Structured Notes 8 1/2s, 2006
               (Issued by Credit and Repackaged
               Securities, Ltd.) (Cayman Islands)                       157,046
       176,400 Laidlaw International, Inc. bank
               term loan FRN 7s, 2009  (acquired
               6/18/03, cost $172,872) (RES)                            177,282
       740,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                      793,650
       305,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   342,363
EUR    190,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   237,919
      $394,876 Michigan Electric Transmission
               Co./Michigan Electric Transmission,
               Inc. bank term loan FRN Ser. B,
               3.6s, 2007  (acquired various dates
               from 4/22/02 to 5/3/02, cost
               $554,101) (RES)                                          396,192
       925,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                    721,500
       880,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                    937,200
       560,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    571,200
       520,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                    538,200
       685,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             734,663
        95,000 Pliant Corp. company guaranty 13s, 2010                   88,350
       515,000 Pliant Corp. 144A sec. notes
               11 1/8s, 2009                                            553,625
       585,000 Roller Bearing Company of America
               company guaranty  Ser. B, 9 5/8s, 2007                   538,200
     1,140,000 Sequa Corp. sr. notes 9s, 2009                         1,242,600
       240,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             259,200
       430,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                         422,475
       205,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    188,088
       535,000 Sweetheart Cup Co. company guaranty
               12s, 2004                                                522,963
       430,000 TD Funding Corp. 144A sr. sub. notes
               8 3/8s, 2011                                             462,250
     1,245,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                  1,220,100
        75,000 Terex Corp. company guaranty 8 7/8s, 2008                 78,188
       730,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                            819,425
       130,000 Terex Corp. company guaranty Ser. D,
               8 7/8s, 2008                                             136,175
       296,256 Titan Corp. (The) bank term loan FRN
               Ser. B, 4.4346s, 2009  (acquired
               various dates from 5/14/02 to
               6/3/02, cost $297,385) (RES)                             296,564
       370,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                           432,900
        50,000 Transdigm, Inc. bank term loan FRN
               4.13s, 2010  (acquired 7/21/03, cost
               $50,000) (RES)                                            50,458
       660,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                             669,900
       365,000 Vought Aircraft Industries Inc. 144A
               sr. notes 8s, 2011                                       372,300
                                                                 --------------
                                                                     34,827,341

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------
       143,242 Coinmach Corp. bank term loan FRN
               Ser. B, 4.0327s, 2009  (acquired
               1/31/02, cost $143,063) (RES)                            143,749
     1,190,000 Coinmach Corp. sr. notes 9s, 2010                      1,267,350
        49,875 Corrections Corporation of America
               bank term loan FRN 3.88s, 2008 (acquired
               8/5/03, cost $49,875) (RES)                               50,187
       441,621 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                              24,289
DEM  1,265,879 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                           41,447
      $645,000 IESI Corp. company guaranty 10 1/4s, 2012                699,825
        90,000 Worldspan bank term loan FRN 4 7/8s,
               2007  (acquired 6/30/03, cost
               $89,100) (RES)                                            90,281
                                                                 --------------
                                                                      2,317,128

Communication Services (4.9%)
-------------------------------------------------------------------------------
     1,440,000 ACC Escrow Corp. 144A sr. notes 10s, 2011              1,548,000
       420,000 Airgate PCS, Inc. sr. sub. notes
               stepped-coupon zero %  (13 1/2s,
               10/1/04), 2009 (STP)                                     319,200
       640,000 Alamosa Delaware, Inc. company
               guaranty 13 5/8s, 2011                                   627,200
       280,000 Alamosa Delaware, Inc. company
               guaranty 12 1/2s, 2011                                   270,200
         3,000 Alamosa PCS Holdings, Inc. company
               guaranty stepped-coupon zero %
               (12 7/8s, 2/15/05), 2010 (STP)                             2,370
       295,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             300,900
       550,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default) (NON)                82,500
     1,870,000 Centennial Cellular Operating Co.
               144A sr. notes 10 1/8s, 2013                           1,926,100
     1,015,000 Cincinnati Bell, Inc. 144A company
               guaranty 7 1/4s, 2013                                  1,004,850
       756,908 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                           1,892
        55,000 Colt Telecommunications Group PLC
               sr. disc. notes 12s, 2006 (United
               Kingdom)                                                  55,138
GBP    220,000 Colt Telecommunications Group PLC
               sr. notes 10 1/8s, 2007 (United Kingdom)                 361,831
EUR    110,000 Colt Telecommunications Group PLC
               sr. notes 7 5/8s, 2009 (United Kingdom)                  115,906
      $580,000 Crown Castle International Corp. sr.
               disc. notes stepped-coupon zero %
               (10 3/8s, 5/15/04), 2011 (STP)                           582,900
       765,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       816,638
        90,000 Crown Castle International Corp. sr.
               notes 9s, 2011                                            92,925
     1,100,000 Dobson Communications Corp. 144A sr.
               notes 8 7/8s, 2013                                     1,105,500
       940,000 Dobson/Sygnet Communications, Inc.
               sr. notes 12 1/4s, 2008                                1,008,150
       265,000 Eircom Funding 144A sr. sub. notes
               8 1/4s, 2013 (Ireland)                                   284,875
       390,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                 415,350
        80,000 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                                 8
       328,078 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               249,339
       160,000 Horizon PCS, Inc. company guaranty
               13 3/4s, 2011 (In default) (NON)                          36,800
        60,000 Intermedia Communications, Inc. sr.
               notes Ser. B, 8.6s, 2008 (In
               default) (NON)                                            50,100
       910,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s, 7/15/05),
               2010 (In default) (NON) (STP)                            100,100
       506,000 IWO Holdings, Inc. company guaranty
               14s, 2011                                                 83,490
        85,000 Level 3 Communications, Inc. sr.
               notes 9 1/8s, 2008                                        72,250
     1,500,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                    1,496,250
       725,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      761,250
       530,000 Metromedia Fiber Network, Inc. sr.
               notes 10s, 2009 (In default) (NON)                        38,425
       570,000 Metromedia Fiber Network, Inc. sr.
               notes Ser. B, 10s, 2008 (In default) (NON)                41,325
       774,000 Millicom International Cellular SA
               144A sr. notes 11s, 2006 (Luxembourg)                    791,415
       123,750 Nextel Communications, Inc. bank
               term loan FRN Ser. B, 4.5671s,
               2008 (acquired 12/19/02, cost
               $114,468) (RES)                                          124,169
       123,750 Nextel Communications, Inc. bank
               term loan FRN Ser. C, 4.8171s,
               2008 (acquired 12/19/02, cost
               $114,468) (RES)                                          124,169
         8,000 Nextel Communications, Inc. sr.
               disc. notes 9.95s, 2008                                    8,420
       930,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                     1,027,650
     1,000,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                     1,085,000
       625,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       631,250
       385,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                            439,863
       550,000 Nextel Partners, Inc. sr. notes 11s, 2010                600,875
     1,315,000 Nextel Partners, Inc. 144A sr. notes
               8 1/8s, 2011                                           1,282,125
       620,000 Orbital Imaging Corp. sr. notes
               Ser. B, 11 5/8s, 2005 (In default) (NON)                 303,800
       318,500 PanAmSat Corp. bank term loan FRN
               Ser. B, 4.62s, 2009  (acquired
               2/21/02, cost $318,102) (RES)                            319,637
       830,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                             869,425
       195,000 Qwest Communications International,
               Inc. bank term loan FRN 6 1/2s, 2007
               (acquired 6/5/03, cost $193,050) (RES)                   198,803
     2,055,000 Qwest Corp. 144A notes 8 7/8s, 2012                    2,281,050
     2,611,000 Qwest Services Corp. 144A notes
               13 1/2s, 2010                                          3,041,815
        50,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                             52,375
       770,000 Rogers Cantel, Ltd. sr. sub. notes
               8.8s, 2007 (Canada)                                      789,250
       280,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                    321,650
       270,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                     245,700
     1,545,000 Telus Corp. notes 8s, 2011 (Canada)                    1,803,643
       198,500 Time Warner Telecom, Inc. bank term
               loan FRN Ser. B, 5.1s, 2009 (acquired
               1/15/03, cost $173,688) (RES)                            197,756
       510,000 TSI Telecommunication Services, Inc.
               company guaranty  Ser. B, 12 3/4s, 2009                  512,550
       390,000 U S West, Inc. notes 5 5/8s, 2008                        380,250
       417,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010                                           283,560
     1,210,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                           883,300
       405,000 US West Capital Funding, Inc.
               company guaranty 6 1/4s, 2005                            396,900
     1,080,000 Western Wireless Corp. 144A sr.
               notes 9 1/4s, 2013                                     1,101,600
        10,000 Williams Communications Group, Inc.
               notes zero %, 2010 (In default) (NON)                          1
       220,000 Williams Communications Group, Inc.
               notes zero %, 2008 (In default) (NON)                          2
       200,000 Williams Communications Group, Inc.
               notes zero %, 2007 (In default) (NON)                          2
                                                                 --------------
                                                                     33,949,767

Conglomerates (0.3%)
-------------------------------------------------------------------------------
       365,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                      385,075
        55,000 Tyco International Group SA company
               guaranty 6 3/8s,  2006 (Luxembourg)                       57,613
       225,000 Tyco International Group SA company
               guaranty 6 3/8s,  2005 (Luxembourg)                      234,000
     1,670,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                              1,722,188
                                                                 --------------
                                                                      2,398,876

Consumer (0.5%)
-------------------------------------------------------------------------------
     1,055,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 1,128,850
       200,000 Jostens, Inc. bank term loan FRN
               Ser. B, 3.64s, 2010  (acquired
               7/28/03, cost $200,000) (RES)                            201,325
       510,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                            591,600
     1,681,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                          1,756,645
                                                                 --------------
                                                                      3,678,420

Consumer Staples (7.8%)
-------------------------------------------------------------------------------
        40,000 Adelphia Communications Corp. notes (NON)                 27,600
       215,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default) (NON)                   150,500
        50,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009 (In default) (NON)                     35,750
       341,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                           237,848
       580,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                           406,000
EUR    260,000 Ahold Finance USA eurobonds 6 3/8s, 2005                 303,626
      $660,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                       719,400
       700,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                       735,000
       450,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                       466,313
       445,065 American Seafood Group, LLC bank
               term loan FRN Ser. B, 4.36s,
               2009 (acquired 4/11/02, cost
               $444,620) (RES)                                          445,714
       196,349 AMF Bowling Worldwide bank term loan
               FRN Ser. B, 5.4521s, 2008 (acquired
               3/1/02, cost $195,858) (RES)                             196,921
       342,227 Archibald Candy Corp. company
               guaranty 10s, 2007 (PIK)                                 130,046
       635,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       700,088
       140,000 Aurora Foods, Inc. sr. sub. notes
               Ser. B, 9 7/8s, 2007 (In default) (NON)                   79,800
       415,000 Aurora Foods, Inc. 144A sr. sub.
               notes Ser. D, 9 7/8s, 2007 (In
               default) (NON)                                           236,550
        10,263 Australis Media, Ltd. sr. disc.
               notes 15 3/4s, 2003 (Australia) (In
               default) (DEF) (NON)                                           1
       565,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       627,150
       655,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                    668,100
       171,923 Carmike Cinemas, Inc. bank term loan
               FRN Ser. B, 7 3/4s, 2005 (acquired
               10/4/02, cost $167,625) (RES)                            172,782
       900,000 Century Cable Holdings bank term
               loan FRN 6s, 2009  6/5/02 and
               6/11/02, cost $749,082) (RES)                            775,286
       158,791 Charter Communications Holdings, LLC
               bank term loan FRN Ser. B,  3.86s,
               2008 (acquired 1/9/03, cost
               $137,950) (RES)                                          150,216
       100,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                      51,500
       525,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                     288,750
       415,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                     280,125
     1,595,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                          1,303,913
       860,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                            703,050
       420,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                            327,600
     1,560,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s, 2011                 1,177,800
       745,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s, 2009                575,513
       375,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s, 2009                286,875
        30,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 1/4s, 2007                 25,500
       650,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 693,875
     1,600,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                   1,660,000
       150,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                    158,250
       305,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                330,925
       425,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               456,875
       156,758 Constellation Energy Group, Inc.
               bank term loan FRN Ser. B,
               3 7/8s, 2008 (acquired 3/20/03, cost
               $156,758) (RES)                                          157,972
       570,000 Cott Beverages USA, Inc. company
               guaranty 8s, 2011                                        612,750
       150,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                153,375
       170,000 Dean Foods Co. sr. notes 6 5/8s, 2009                    177,650
       210,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                     231,000
       560,000 Del Monte Corp. 144A sr. sub. notes
               8 5/8s, 2012                                             611,800
       230,878 Del Monte Foods Co. bank term loan
               FRN Ser. B, 4.8581s, 2010  (acquired
               12/16/02, cost $229,724) (RES)                           233,379
       180,000 DirecTV bank term loan FRN Ser. B,
               4.0039s, 2010  (acquired 3/4/03 and
               8/5/03, cost $180,000) (RES)                             180,698
     2,742,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default) (NON)                 219,360
     1,370,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           1,301,500
        27,391 Dole Food Co. bank term loan FRN
               Ser. B, 5.0875s, 2008  (acquired
               3/28/03, cost $27,391) (RES)                              27,563
       260,000 Dole Food Co. sr. notes 8 7/8s, 2011                     276,900
       200,000 Dole Food Co. sr. notes 7 1/4s, 2009                     213,000
       665,000 Domino's, Inc. 144A sr. sub. notes
               8 1/4s, 2011                                             702,406
       380,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                     250,800
     1,015,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                          1,127,919
     1,509,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009              1,707,056
     1,660,000 Echostar DBS Corp. 144A sr. notes
               6 3/8s, 2011                                           1,651,700
       125,000 Echostar DBS Corp. 144A sr. notes
               FRN 4.41s, 2008                                          127,813
        95,000 Elizabeth Arden, Inc. sec. notes
               Ser. B, 11 3/4s, 2011                                    108,300
       198,000 Emmis Communications Corp. bank term
               loan FRN Ser. C, 3 3/8s,
               2009 (acquired 6/20/02, cost
               $197,753) (RES)                                          198,935
       235,000 Emmis Communications Corp. company
               guaranty Ser. B, 8 1/8s, 2009                            244,988
        61,000 Emmis Communications Corp. sr. disc.
               notes stepped-coupon zero %
               (12 1/2s, 3/15/06), 2011 (STP)                            54,290
       625,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                         103,125
       515,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                   73,388
       124,000 French Fragrances, Inc. company
               guaranty Ser. D, 10 3/8s, 2007                           128,960
       265,000 French Fragrances, Inc. sr. notes
               Ser. B, 10 3/8s, 2007                                    276,263
        45,000 Granite Broadcasting Corp. sr. sub.
               notes 10 3/8s, 2005                                       44,325
       610,000 Granite Broadcasting Corp. sr. sub.
               notes 9 3/8s, 2005                                       592,463
       820,000 Granite Broadcasting Corp. sr. sub.
               notes 8 7/8s, 2008                                       788,225
       415,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                    457,538
        70,000 Insight Midwest LP/Insight Capital,
               Inc. bank term loan FRN
               3.9375s, 2009 (acquired 1/9/01, cost
               $69,895) (RES)                                            70,011
        37,590 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                35,898
       585,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                485,550
       250,000 LIN Television Corp. company
               guaranty 8s, 2008                                        268,750
       300,000 MGM Studios bank term loan FRN
               Ser. B, 4.1s, 2008  (acquired
               6/10/02, cost $300,000) (RES)                            300,656
       910,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                  1,190,564
        61,486 Nexstar Broadcasting bank term loan
               FRN Ser. B, 4.12s, 2011  (acquired
               2/5/03, cost $61,486) (RES)                               61,717
        26,014 Nexstar Mission Broadcasting bank
               term loan FRN 4.12s, 2011  (acquired
               2/5/03, cost $26,014) (RES)                               26,112
     1,115,000 North Atlantic Trading Co. company
               guaranty Ser. B, 11s, 2004                             1,064,825
       500,000 Olympus Cable bank term loan FRN
               Ser. B, 6s, 2010  (acquired 6/20/02,
               cost $435,750) (RES)                                     444,659
       220,000 ONO Finance PLC sr. notes 14s, 2011
               (United Kingdom)                                         201,025
       100,000 ONO Finance PLC sr. notes 13s, 2009
               (United Kingdom)                                          90,125
        15,000 Pegasus Communications Corp. sr.
               notes 12 1/2s, 2007                                       12,000
        60,000 Pegasus Communications Corp. sr.
               notes Ser. B, 9 3/4s, 2006                                47,400
       400,000 Pegasus Satellite sr. notes 12 3/8s, 2006                320,000
       197,000 Playtex Products, Inc. bank term
               loan FRN Ser. C, 4.6164s, 2009 (acquired
               6/3/02, cost $197,000) (RES)                             196,508
     1,595,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  1,531,200
       480,000 Polaroid Corp. sr. notes 11 1/2s,
               2006 (In default) (NON)                                   97,200
       650,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                         711,750
     1,000,000 Premier Parks, Inc. sr. notes 10s, 2007                  982,500
     1,050,000 Premium Standard Farms, Inc. sr.
               notes 9 1/4s, 2011                                     1,050,000
     1,896,149 Quorum Broadcast Holdings, LLC notes
               stepped-coupon zero %  (15s,
               5/15/06), 2009 (STP)                                   1,403,719
       133,500 Rayovac Corp. bank term loan FRN
               Ser. B, 4.8748s, 2009  (acquired
               9/26/02, cost $133,367) (RES)                            133,778
       352,000 RCN Corp. sr. disc. notes Ser. B,
               zero %, 2008                                             160,160
       400,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                     450,000
       700,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                   717,500
       465,000 Revlon Consumer Products sr. notes
               9s, 2006                                                 325,500
       360,000 Revlon Consumer Products sr. notes
               8 1/8s, 2006                                             248,400
GBP    100,000 RHM Finance, Ltd. bonds
               stepped-coupon Ser. B1, 11 1/2s
               (17 1/4s, 2/28/11), 2011 (Cayman
               Islands) (STP)                                           141,211
      $120,000 Rite Aid Corp. bank term loan FRN
               4.12s, 2008  (acquired 5/16/03, cost
               $119,850) (RES)                                          121,400
       560,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                             632,800
       115,000 Rite Aid Corp. 144A notes 6s, 2005                       115,575
       675,000 Rite Aid Corp. 144A sr. notes
               9 1/4s, 2013                                             715,500
       380,000 Rite Aid Corp. 144A sr. sec. notes
               8 1/8s, 2010                                             404,700
       550,000 Rogers Cablesystems, Ltd. sr. notes
               Ser. B, 10s, 2005 (Canada)                               589,875
       246,256 Roundy's, Inc. bank term loan FRN
               3.6362s, 2009  (acquired 6/3/02,
               cost $246,256) (RES)                                     246,872
       820,000 Sbarro, Inc. company guaranty 11s, 2009                  709,300
       470,000 Scotts Co. (The) company guaranty
               8 5/8s, 2009                                             495,850
       282,113 Shoppers Drug Mart bank term loan
               FRN Ser. F, 3.163s, 2009
               (acquired various dates from 5/22/02
               to 5/29/02, cost $283,363) (RES)                         282,340
       340,000 Sinclair Broadcast Group, Inc.
               company guaranty 8 3/4s, 2011                            369,750
       375,000 Sinclair Broadcast Group, Inc.
               company guaranty 8s, 2012                                395,625
        93,750 Six Flags, Inc. bank term loan FRN
               Ser. B, 3.37s, 2009  (acquired
               1/15/03, cost $93,633) (RES)                              93,382
     1,600,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                 1,472,000
     1,270,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom) (In
               default) (NON)                                           619,125
       260,000 TeleWest Communications PLC debs.
               9 5/8s, 2006 (United Kingdom) (In
               default) (NON)                                           122,200
       200,000 TeleWest Communications PLC sr.
               notes Ser. S, 9 7/8s, 2010 (United
               Kingdom) (In default) (NON)                               91,000
        80,000 TeleWest Communications PLC 144A sr.
               notes 11 1/4s, 2008 (United Kingdom)
               (In default) (NON)                                        38,400
        60,000 TM Group Holdings sr. notes 11s,
               2008 (United Kingdom)                                     63,300
       290,000 United Rentals (North America), Inc.
               company guaranty Ser. B,  10 3/4s, 2008                  321,900
       120,000 Vivendi Universal SA bank term loan
               FRN Ser. B, 3.8677s, 2008 (acquired
               6/23/03, cost $120,000) (France) (RES)                   120,600
       770,000 Vivendi Universal SA 144A notes
               6 1/4s, 2008 (France)                                    793,100
       455,000 Vivendi Universal SA 144A sr. notes
               9 1/4s, 2010 (France)                                    522,681
       680,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    669,800
     1,421,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                     1,506,260
        82,000 Young Broadcasting, Inc. company
               guaranty Ser. B, 8 3/4s, 2007                             83,230
        60,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                  69,900
       265,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                 294,150
     1,060,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                1,171,300
                                                                 --------------
                                                                     54,521,316

Energy (4.6%)
-------------------------------------------------------------------------------
       710,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                       731,300
       690,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                            652,050
       640,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             681,600
       340,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                        382,500
       215,000 Chesapeake Energy Corp. company
               guaranty 8 3/8s, 2008                                    233,275
       115,000 Chesapeake Energy Corp. company
               guaranty 8 1/8s, 2011                                    124,775
       155,000 Chesapeake Energy Corp. sr. notes
               Ser. B, 8 1/2s, 2012                                     164,300
     1,135,000 Chesapeake Energy Corp. 144A sr.
               notes 7 1/2s, 2013                                     1,191,750
       875,000 Comstock Resources, Inc. company
               guaranty 11 1/4s, 2007                                   949,375
       695,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             728,013
       215,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                            231,663
       545,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                    572,250
       200,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             206,500
       300,000 Forest Oil Corp. sr. notes 8s, 2011                      318,000
       335,000 Forest Oil Corp. sr. notes 8s, 2008                      355,100
       430,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                      471,925
       295,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                             294,263
        80,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                     86,800
       700,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             745,500
     2,950,000 OAO Gazprom 144A notes 9 5/8s, 2013 (Russia)           3,156,500
       500,000 OAO Gazprom notes Ser. REGS, 9 5/8s,
               2013 (Russia)                                            535,000
       470,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                    448,850
       540,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                    550,800
        89,550 Peabody Energy Corp. bank term loan
               FRN Ser. B, 3.6356s, 2010 (acquired
               3/20/03, cost $89,550) (RES)                              90,166
     2,750,000 Petronas Capital, Ltd. company
               guaranty 7s, 2012 (Malaysia)                           3,117,950
     2,170,000 Petronas Capital, Ltd. 144A company
               guaranty 7s, 2012 (Malaysia)                           2,460,346
     2,260,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                          2,813,700
       115,000 Pioneer Natural Resources Co.
               company guaranty 6 1/2s, 2008                            124,488
       380,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                      412,300
       485,000 Plains Exploration & Production Co.
               144A sr. sub. notes 8 3/4s, 2012                         518,950
       670,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     728,625
       425,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                       437,750
       600,000 Seabulk International, Inc. 144A sr.
               notes 9 1/2s, 2013                                       602,250
       270,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default) (NON)                  29,700
       745,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      793,425
       364,615 Star Gas Propane 1st Mtge. 8.04s, 2009                   359,146
       710,000 Stone Energy Corp. sr. sub. notes
               8 1/4s, 2011                                             752,600
       330,000 Swift Energy Co. sr. sub. notes
               10 1/4s, 2009                                            349,800
       470,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                             505,250
       360,000 Tesoro Petroleum Corp. sec. notes
               8s, 2008                                                 369,000
       740,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                    540,200
       150,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                       154,500
       670,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                             720,250
       405,000 Vintage Petroleum, Inc. sr. sub.
               notes 9 3/4s, 2009                                       431,325
       145,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       149,350
       120,000 Weg Acquisition bank term loan FRN
               5.61s, 2008  (acquired 6/13/03, cost
               $118,800) (RES)                                          120,900
       925,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                  1,010,563
       280,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                            305,900
       500,000 XCL, Ltd. 144A company guaranty
               13 1/2s, 2004 (In default) (NON)                         150,000
       390,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                  431,925
       230,000 XTO Energy, Inc. sr. notes 6 1/4s, 2013                  238,050
                                                                 --------------
                                                                     32,530,498

Financial (1.4%)
-------------------------------------------------------------------------------
       460,000 Chevy Chase Savings Bank, Inc. sub.
               debs. 9 1/4s, 2005                                       462,300
       790,000 Conseco, Inc. 144A notes zero %,
               2009 (In default) (NON)                                        1
       120,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                   122,400
       765,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   822,375
     2,192,000 Finova Group, Inc. notes 7 1/2s, 2009                  1,085,040
       219,612 Hilb, Rogal & Hamilton Co. bank term
               loan FRN Ser. B, 3 7/8s,
               2007 (acquired 6/20/02, cost
               $219,612) (RES)                                          221,534
       177,975 Infinity Inc. bank term loan FRN
               3.61s, 2010  (acquired 7/2/03, cost
               $177,975) (RES)                                          179,013
       840,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         938,700
       125,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                 133,750
     1,831,500 JP Morgan HY disc. notes 8s, 2008                      1,858,973
       258,000 Nationwide Credit, Inc. sr. notes
               Ser. A, 10 1/4s, 2008 (In default) (NON)                       3
       112,000 Ocwen Financial Corp. notes 11 7/8s, 2003                112,000
       770,000 Resource America, Inc. 144A sr.
               notes 12s, 2004                                          777,700
     2,065,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                          2,458,079
       540,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                             584,550
                                                                 --------------
                                                                      9,756,418

Gaming & Lottery (2.9%)
-------------------------------------------------------------------------------
       500,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                   568,750
       590,000 Argosy Gaming Co. company guaranty
               10 3/4s, 2009                                            646,050
       160,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                174,000
       165,000 Borgata Resorts bank term loan FRN
               Ser. B, 5.1793s, 2007  (acquired
               6/5/02, cost $164,588) (RES)                             165,928
       750,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                             811,875
       370,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9 1/4s, 2010                              397,750
       900,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                    999,000
       630,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                            643,388
       940,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                  1,003,450
       540,000 Majestic Investor Holdings/Capital
               Corp. company guaranty  11.653s, 2007                    588,600
       430,000 Mandalay Resort Group 144A sr. notes
               6 1/2s, 2009                                             437,525
     1,970,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           2,216,250
       490,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                  515,725
       105,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                       113,269
       200,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                  218,000
     1,420,000 Mohegan Tribal Gaming Authority 144A
               sr. sub. notes 6 3/8s, 2009                            1,432,425
     1,020,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     1,091,400
       380,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           392,825
       395,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  437,463
       115,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                  123,913
       199,000 Penn National Gaming, Inc. bank term
               loan FRN Ser. B, 5.0563s, 2010 (acquired
               2/19/03, cost $198,751) (RES)                            199,995
       455,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                           509,600
       955,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     1,027,819
       119,700 Pinnacle Entertainment, Inc. bank
               term loan FRN Ser. B, 5.7406s,
               2008 (acquired 4/3/03, cost
               $118,204) (RES)                                          120,299
       370,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                  366,300
       220,000 Pinnacle Entertainment, Inc. sr.
               sub. notes Ser. B, 9 1/2s, 2007                          225,225
       395,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                            391,544
       565,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                       560,056
       248,125 Scientific Gaming bank term loan FRN
               Ser. B, 4.61s, 2008  (acquired
               12/11/02, cost $246,884) (RES)                           248,559
       750,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                             806,250
       410,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                           314,675
     1,535,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                 1,371,906
       945,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                     1,077,300
                                                                 --------------
                                                                     20,197,114

Health Care (3.7%)
-------------------------------------------------------------------------------
        54,952 ALARIS Medical Systems, Inc. bank
               term loan FRN 3.8694s,
               2009 (acquired 6/30/03, cost
               $54,952) (RES)                                            55,447
       515,000 ALARIS Medical Systems, Inc. sr.
               sub. notes 7 1/4s, 2011                                  517,575
       100,000 Alderwoods Group, Inc. bank term
               loan FRN 4.387s, 2008  (acquired
               9/9/03, cost $100,000) (RES)                             101,000
     1,385,700 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                 1,534,663
       697,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                      724,880
       435,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    442,613
       560,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             602,000
       990,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                        1,049,400
       870,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                            896,100
       297,000 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 3.6399s, 2010
               (acquired 7/11/02, cost $297,000) (RES)                  297,603
       199,500 Concentra bank term loan FRN
               4.9203s, 2009  (acquired 8/12/03,
               cost $199,500) (RES)                                     200,373
       185,000 Dade Behring, Inc. company guaranty
               11.91s, 2010                                             210,438
       200,000 DaVita, Inc. bank term loan FRN
               Ser. C, 3.6193s, 2009 (acquired
               7/17/03, cost $200,000) (RES)                            200,775
       500,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                            542,500
       183,630 Fisher Scientific International,
               Inc. bank term loan FRN Ser. B,
               3.6s, 2010 (acquired 2/13/03, cost
               $183,630) (RES)                                          185,053
        37,341 Genesis Health Ventures, Inc. sec.
               notes FRN 6.114s, 2007                                    36,968
       100,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 3.87s, 2009  (acquired
               9/29/03, cost $100,000) (RES)                            100,375
       605,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                           676,088
       145,000 Hanger Orthopedic Group, Inc. sr.
               sub. notes 11 1/4s, 2009                                 161,313
     1,500,000 HCA, Inc. med. term notes 8.85s, 2007                  1,697,091
     1,240,000 HCA, Inc. notes 7s, 2007                               1,350,687
     1,095,000 Healthsouth Corp. notes 7 5/8s, 2012                     941,700
       510,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                 448,800
       245,000 Healthsouth Corp. sr. notes 8 3/8s, 2011                 211,925
       205,000 Healthsouth Corp. sr. notes 7s, 2008                     176,300
       400,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                       449,000
        75,000 IASIS Healthcare Corp. company
               guaranty 8 1/2s, 2009                                     77,625
     1,000,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/2s, 2007 (In
               default) (NON)                                            21,250
       380,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/4s, 2008 (In
               default) (NON)                                             8,550
       149,625 Kinetic Concepts, Inc. bank term
               loan FRN 3.87s, 2011  (acquired
               8/5/03, cost $149,969) (RES)                             150,420
     1,440,000 Magellan Health Svcs., Inc. sr. sub.
               notes 9s, 2008 (In default) (NON)                        799,200
       270,000 Magellan Health Svcs., Inc. 144A sr.
               notes 9 3/8s, 2007 (In default) (NON)                    279,450
       149,625 Medex, Inc. bank term loan FRN
               4.86s, 2009  (acquired various dates
               from 5/16/03 to 6/16/03, cost $149,551) (RES)            150,248
       560,000 Mediq, Inc. debs. zero %, 2009 (In
               default) (NON)                                                56
       925,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                    980,500
     1,590,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                         23,850
EUR     50,000 NYCO Holdings 144A 11 1/2s, 2013                          61,562
      $740,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                             723,350
     1,135,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         1,308,088
       670,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                       666,650
        75,000 Service Corp. International notes
               7.2s, 2006                                                75,000
        25,000 Service Corp. International notes
               6 7/8s, 2007                                              24,875
       110,000 Service Corp. International notes
               6 1/2s, 2008                                             108,900
     1,580,000 Service Corp. International notes
               6s, 2005                                               1,587,900
       270,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                     276,075
       720,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                            802,800
       115,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             110,113
       560,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                             548,800
     1,995,000 Triad Hospitals Holdings company
               guaranty Ser. B, 11s, 2009                             2,194,500
       632,042 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 4.11s, 2008  (acquired
               4/24/01, cost $631,410) (RES)                            634,915
        35,000 Triad Hospitals, Inc. company
               guaranty Ser. B, 8 3/4s, 2009                             38,063
       305,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                338,550
                                                                 --------------
                                                                     25,801,957

Homebuilding (1.0%)
-------------------------------------------------------------------------------
       430,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                    463,325
       630,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                 683,550
       190,000 D.R. Horton, Inc. sr. notes 6 7/8s, 2013                 190,475
       630,000 D.R. Horton, Inc. sr. notes 5 7/8s, 2013                 582,750
       450,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                           519,750
       575,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                            615,250
       130,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                                139,100
       210,000 K. Hovnanian Enterprises, Inc. 144A
               sr. sub. notes 7 3/4s, 2013                              216,300
       365,000 KB Home sr. sub. notes 9 1/2s, 2011                      400,131
       295,000 Meritage Corp. 144A sr. notes
               9 3/4s, 2011                                             322,288
       615,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                699,563
       140,000 Ryland Group, Inc. sr. notes 5 3/8s, 2008                140,875
       385,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                            436,494
       190,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                   204,250
       135,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                        142,425
       250,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                   273,125
       160,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                   175,200
       530,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    567,100
                                                                 --------------
                                                                      6,771,951

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------
       701,000 Sealy Mattress Co. company guaranty
               Ser. B, zero %, 2007                                     716,773
       890,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                     903,350
                                                                 --------------
                                                                      1,620,123

Lodging/Tourism (1.4%)
-------------------------------------------------------------------------------
       695,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                         747,125
       850,000 Hilton Hotels Corp. notes 7 5/8s, 2012                   935,000
     4,260,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                      4,377,150
       250,000 HMH Properties, Inc. sr. notes
               Ser. C, 8.45s, 2008                                      260,313
       279,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                         291,904
       585,000 ITT Corp. notes 6 3/4s, 2005                             616,444
     1,510,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                         1,630,800
       670,000 RFS Partnership LP company guaranty
               9 3/4s, 2012                                             687,588
       100,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                      109,500
       390,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                      418,275
                                                                 --------------
                                                                     10,074,099

Publishing (2.2%)
-------------------------------------------------------------------------------
        42,643 Affinity Group Holdings bank term
               loan FRN Ser. B1, 4.85s, 2009 (acquired
               5/27/03, cost $42,536) (RES)                              42,656
       106,607 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.1479s, 2009 (acquired
               5/27/03, cost $106,341) (RES)                            106,641
     1,203,000 Affinity Group Holdings sr. notes
               11s, 2007                                              1,233,075
       200,000 Dex Media West, LLC bank term loan
               FRN 3.87s, 2010  (acquired 9/9/03,
               cost $200,000) (RES)                                     201,750
     1,115,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                           1,206,988
       670,000 Garden State Newspapers, Inc. sr.
               sub. notes 8 5/8s, 2011                                  703,500
        50,000 Garden State Newspapers, Inc. sr.
               sub. notes Ser. B, 8 3/4s, 2009                           51,375
       450,000 Hollinger International Publishing,
               Inc. sr. notes 9s, 2010                                  474,188
     1,512,785 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada) (PIK)                 1,701,883
       530,000 Key3media Group, Inc. company
               guaranty 11 1/4s, 2011 (In default) (NON)                  5,300
       120,000 Moore Wallace bank term loan FRN
               Ser. B, 3.7313s, 2010  (acquired
               3/13/03, cost $120,000) (RES)                            121,013
       188,478 PRIMEDIA, Inc. bank term loan FRN
               Ser. B, 4.0979s, 2009  (acquired
               2/10/03, cost $180,468) (RES)                            184,974
     1,095,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           1,136,063
       350,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             344,750
       800,000 PRIMEDIA, Inc. 144A sr. notes 8s, 2013                   802,000
       165,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                            137,981
     1,055,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 1,200,063
       248,108 RH Donnelley Finance Corp. I bank
               term loan FRN Ser. B,  5.1295s, 2010
               (acquired 12/04/02, cost $245,627) (RES)                 252,489
       925,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 1,036,000
       600,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             708,000
       168,038 Sum Media bank term loan FRN Ser. B,
               3.61s, 2009  (acquired 2/4/03, cost
               $168,038) (RES)                                          168,248
       875,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    901,250
       655,000 Vertis, Inc. sub. notes 13 1/2s, 2009                    609,150
       455,000 Vertis, Inc. 144A sec. notes 9 3/4s, 2009                478,888
       920,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                   982,100
       100,000 Von Hoffman Press, Inc. company
               guaranty FRN 10 3/8s, 2007                               100,750
       130,878 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                               122,698
        62,000 Yell Finance BV sr. notes 10 3/4s,
               2011 (Netherlands)                                        71,300
                                                                 --------------
                                                                     15,085,073

Retail (0.9%)
-------------------------------------------------------------------------------
        85,643 Advance Stores bank term loan FRN
               Ser. C, 3.983s, 2007  (acquired
               3/4/03, cost $85,643) (RES)                               85,879
       455,000 Asbury Automotive Group, Inc.
               company guaranty 9s, 2012                                455,000
       885,000 Autonation, Inc. company guaranty
               9s, 2008                                                 991,200
       335,000 Gap, Inc. (The) notes 6.9s, 2007                         360,125
       375,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                  406,875
       840,000 J. Crew Operating Corp. 144A sr.
               sub. notes 10 3/8s, 2007                                 852,600
       575,000 JC Penney Co., Inc. notes 9s, 2012                       649,750
        30,000 JC Penney Co., Inc. notes 8s, 2010                        32,925
       320,000 JC Penney Co., Inc. notes Ser. MTNA,
               7.05s, 2005                                              332,800
     1,580,000 Saks, Inc. company guaranty 8 1/4s, 2008               1,730,100
       515,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                    562,638
                                                                 --------------
                                                                      6,459,892

Technology (1.4%)
-------------------------------------------------------------------------------
       630,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                   708,750
       149,250 Amkor Technologies, Inc. bank term
               loan FRN 5.1247s, 2006  (acquired
               4/17/03, cost $149,447) (RES)                            151,147
       390,000 Amkor Technologies, Inc. structured
               notes 12.58s, 2005  (issued by
               STEERS Credit Linked Trust 2000)                         409,500
       195,000 Avaya, Inc. sec. sr. notes 11 1/8s, 2009                 225,713
       785,000 DigitalNet Holdings Inc. 144A sr.
               notes 9s, 2010                                           832,100
EUR    580,000 Getronics NV sub. notes 13s, 2008 (Netherlands)          324,985
    $1,150,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           1,221,875
       170,000 Iron Mountain, Inc. company guaranty
               8 1/8s, 2008 (Canada)                                    176,375
       390,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                             405,600
       790,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                       900,600
       560,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                               583,800
       620,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman Islands)               682,000
       144,297 Telex Communications Group, Inc. sr.
               sub. notes Ser. A, zero %, 2006                           79,363
       185,000 Xerox Capital Europe PLC company
               guaranty 5 7/8s, 2004 (United Kingdom)                   185,925
       535,000 Xerox Corp. company guaranty 9 3/4s, 2009                593,850
EUR    195,000 Xerox Corp. sr. notes 9 3/4s, 2009                       248,721
      $300,000 Xerox Corp. sr. notes 7 5/8s, 2013                       295,875
     1,785,000 Xerox Corp. sr. notes 7 1/8s, 2010                     1,778,306
                                                                 --------------
                                                                      9,804,485

Textiles (0.4%)
-------------------------------------------------------------------------------
       560,000 Galey & Lord, Inc. company guaranty
               9 1/8s, 2008 (In default) (NON)                            4,200
       295,000 Levi Strauss & Co. bank term loan
               FRN 10s, 2009  (acquired 9/23/03,
               cost $295,000) (RES)                                     301,514
       940,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            752,000
       460,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                       489,900
       505,000 Russell Corp. company guaranty
               9 1/4s, 2010                                             536,563
       615,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s, 2011                  688,800
                                                                 --------------
                                                                      2,772,977

Tire & Rubber (--%)
-------------------------------------------------------------------------------
       220,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       184,800

Transportation (1.1%)
-------------------------------------------------------------------------------
       445,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                            413,850
       550,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1, 6.817s, 2011                     462,000
        80,000 American Airlines, Inc. pass-through
               certificates Ser. 99-1,  7.024s, 2009                     76,800
       985,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            837,250
       320,000 Continental Airlines, Inc.
               pass-through certificates
               Ser. D, 7.568s, 2006                                     240,000
       930,000 CSX Corp. notes 6 1/4s, 2008                           1,041,083
       390,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s, 2005                     322,178
       267,352 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1, 7.779s, 2012                     216,555
       925,000 Evergreen International Aviation,
               Inc. 144A sec. notes 12s, 2010                           841,750
EUR    400,000 Fixed-Link Finance BV sec. notes
               Ser. B2-X, 7.85s, 2009 (Netherlands)                     321,347
      $910,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          1,003,275
       190,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                            197,125
       135,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                   137,700
       540,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                    473,850
       261,692 NWA Trust sr. notes Ser. A, 9 1/4s, 2012                 259,730
       195,176 Pacer International, Inc. bank term
               loan FRN 4.4757s, 2010  (acquired
               6/10/03, cost $195,858) (RES)                            196,559
       190,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                           216,600
       620,000 United AirLines, Inc. debs. 9 1/8s,
               2012 (In default) (NON)                                   58,125
     1,370,337 US Air, Inc. pass-through
               certificates Ser. 93-A2,
               9 5/8s, 2004 (In default) (NON)                          479,618
                                                                 --------------
                                                                      7,795,395

Utilities & Power (3.9%)
-------------------------------------------------------------------------------
        54,000 AES Corp. (The) sr. notes 8 7/8s, 2011                    53,730
        30,000 AES Corp. (The) sr. notes 8 3/4s, 2008                    30,075
     1,885,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           1,979,250
       940,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             827,200
       335,000 Allegheny Energy, Inc. notes 7 3/4s, 2005                336,675
       425,000 Avon Energy Partners Holdings 144A
               notes 7.05s, 2007  (United Kingdom)                      361,250
        40,000 Avon Energy Partners Holdings 144A
               notes 6.46s, 2008  (United Kingdom)                       36,237
       970,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s,  2008 (Canada)                  697,188
       250,000 Calpine Corp. bank term loan FRN
               6.86s, 2007  (acquired 7/11/03, cost
               $250,000) (RES)                                          235,486
       460,000 Calpine Corp. sr. notes 8 3/4s, 2007                     342,700
       390,000 Calpine Corp. sr. notes 8 1/2s, 2011                     274,950
       700,000 Calpine Corp. sr. notes 7 7/8s, 2008                     493,500
     1,940,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                           1,784,800
       280,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                       297,817
       240,000 CenterPoint Energy Resources Corp.
               144A notes 7 7/8s, 2013                                  269,624
       150,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                    148,875
       600,000 CMS Energy Corp. sr. notes 8.9s, 2008                    621,000
       230,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                  234,025
       180,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                             178,650
       295,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                             247,063
     1,810,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                    1,909,550
        40,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                              37,400
       265,000 Edison Mission Energy sr. notes 10s, 2008                233,200
       440,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                             376,200
       320,000 Edison Mission Energy sr. notes
               7.73s, 2009                                              260,800
       155,000 El Paso CGP Co. debs. 6 1/2s, 2008                       124,775
       200,000 El Paso CGP Co. notes 6 3/8s, 2009                       158,000
       275,000 El Paso Corp. notes Ser. MTN, 6.95s, 2007                240,625
       670,000 El Paso Corp. sr. notes 7 3/8s, 2012                     547,725
       365,000 El Paso Natural Gas Co. 144A sr.
               notes 7 5/8s, 2010                                       352,225
       925,000 El Paso Production Holding Co. 144A
               sr. notes 7 3/4s, 2013                                   878,750
       100,000 Gemstone Investor, Ltd. 144A company
               guaranty 7.71s, 2004                                      98,750
       380,323 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                    413,602
       385,000 Midwest Generation LLC pass-through
               certificates Ser. A, 8.3s, 2009                          365,750
       270,000 Mirant Americas Generation, Inc. sr.
               notes 8.3s, 2011 (In default) (NON)                      211,950
       950,000 Mirant Americas Generation, Inc. sr.
               notes 7 5/8s, 2006 (In default) (NON)                    752,875
       280,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                      221,900
       280,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                      184,800
       560,000 Nevada Power Co. 144A 2nd mtge. 9s, 2013                 578,200
       340,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                    368,900
       145,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                163,850
       360,000 Pacific Gas & Electric Co. 144A sr.
               notes 7 3/8s, 2005 (In default) (NON)                    369,000
       855,000 PG&E Corp. 144A sec. notes 6 7/8s, 2008                  897,750
       160,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                         164,400
       615,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                             611,925
       485,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                             488,031
       565,000 Sierra Pacific Resources notes
               8 3/4s, 2005                                             526,863
        90,000 Southern California Edison Co. notes
               6 3/8s, 2006                                              94,500
       920,000 Southern California Edison Co. 144A
               1st mtge. 8s, 2007                                     1,028,100
       320,000 Teco Energy, Inc. notes 10 1/2s, 2007                    356,400
       160,000 Teco Energy, Inc. notes 7.2s, 2011                       157,600
       405,000 Teco Energy, Inc. notes 7s, 2012                         390,319
       365,000 Teco Energy, Inc. sr. notes 7 1/2s, 2010                 370,019
       595,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                             664,913
       105,000 Williams Cos., Inc. (The) notes
               9 1/4s, 2004                                             107,100
       150,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                             156,000
       755,000 Williams Cos., Inc. (The) notes
               Ser. A, 6 3/4s, 2006                                     758,775
       545,000 Williams Cos., Inc. (The) notes
               6 1/2s, 2006                                             546,363
       705,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                             747,300
       375,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                             363,750
       120,000 Williams Products bank term loan FRN
               4.9s, 2007  (acquired 6/4/03, cost
               $120,000) (RES)                                          120,975
       926,682 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default) (NON)                 648,677
                                                                 --------------
                                                                     27,498,682
                                                                 --------------
               Total Corporate bonds and notes
               (cost $355,326,393)                                 $358,167,977

Foreign government bonds and notes (18.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $6,890,000 Brazil (Federal Republic of) bonds
               2.188s, 2012                                          $5,512,000
     1,495,000 Brazil (Federal Republic of) unsub.
               10s, 2011                                              1,461,363
     3,000,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                           3,412,500
CAD  8,510,000 Canada (Government of) bonds 6s, 2011                  6,972,018
CAD  3,680,000 Canada (Government of) bonds
               Ser. WH31, 6s, 2008                                    2,991,466
      $900,000 Chile (Republic of) bonds 5 1/2s, 2013                   936,000
       364,629 Colombia (Republic of) bank guaranty
               9 3/4s, 2011                                             405,650
     1,040,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                 1,151,800
     5,305,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          5,941,600
EUR    770,000 Colombia (Republic of) unsub. bonds
               Ser. 15A, 11 3/8s, 2008                                1,022,023
      $915,000 Dominican (Republic of) 144A notes
               9.04s, 2013                                              828,075
     1,000,000 Ecuador (Republic of) bonds
               Ser. REGS, 12s, 2012                                     827,500
     1,000,000 El Salvador (Republic of) 144A notes
               8 1/2s, 2011                                           1,090,000
EUR  8,330,000 Germany (Federal Republic of) bonds
               Ser. 95, 7 3/8s, 2005                                 10,319,331
EUR  1,345,000 Hellenic Greece (Republic of) bonds
               3 1/2s, 2008                                           1,585,558
      $185,000 Indonesia (Republic of) FRN 2.005s, 2006                 159,100
       460,000 Indonesia (Republic of) FRN 2.005s, 2005                 418,600
EUR  3,400,000 Italy (Government of) treasury bonds
               5 1/2s, 2010                                           4,400,798
NZD  9,290,000 New Zealand (Government of) bonds
               6 1/2s, 2013                                           5,776,485
NZD  5,804,000 New Zealand (Government of) bonds
               Ser. 709, 7s, 2009                                     3,667,473
    $1,635,000 Peru (Republic of) notes 9 1/8s, 2008                  1,908,863
EUR    355,000 Philippines (Republic of) 144A bonds
               9 1/8s, 2010                                             437,506
   $12,690,000 Russia (Federation of) unsub.
               8 1/4s, 2010                                          14,327,010
EUR    305,000 South Africa (Republic of) bonds
               5 1/4s, 2013                                             346,234
    $2,855,000 South Africa (Republic of) notes
               7 3/8s, 2012                                           3,237,570
EUR  1,000,000 Spain (Government of) bonds 5.4s, 2011                 1,292,373
SEK 30,690,000 Sweden (Government of) bonds 6 3/4s, 2014              4,699,830
SEK 26,915,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                         4,268,719
    $1,000,000 Turkey (Republic of) bonds 11 3/4s, 2010               1,141,500
     3,000,000 Turkey (Republic of) notes 9 7/8s, 2008                3,237,000
       401,804 Ukraine (Government of) sr. notes
               Ser. REGS, 11s, 2007                                     446,806
EUR    231,936 Ukraine (Government of) sr. notes
               Ser. REGS, 10s, 2007                                     292,186
      $730,000 Ukraine (Government of) sr. notes,
               7.65s, 2013                                              725,620
GBP  4,030,000 United Kingdom treasury bonds
               7 1/4s, 2007                                           7,448,231
GBP  6,900,000 United Kingdom treasury bonds
               7 1/2s, 2006                                          12,586,341
    $1,835,000 United Mexican States notes 7 1/2s, 2012               2,076,303
     8,440,000 United Mexican States notes 6 3/8s, 2013               8,874,660
       630,000 United Mexican States notes 4 5/8s, 2008                 642,600
     3,428,480 Venezuela (Republic of) FRB 1 7/8s, 2007               3,098,660
       465,000 Venezuela (Republic of) 144A notes
               10 3/4s, 2013                                            428,963
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $116,502,678)                           $130,396,315

U.S. government and agency obligations (13.5%) (a)
Principal amount                                                          Value

U.S. Government and Agency Mortgage Obligations (9.8%)
-------------------------------------------------------------------------------
               Federal National Mortgage
               Association Pass-Through
               Certificates
          $201 8 1/2s, March 1, 2006                                       $215
        24,529 8s, with due dates from October 1,
               2025 to July 1, 2028                                      26,638
        61,691 7 1/2s, December 1, 2029                                  65,851
       669,233 6 1/2s, August 1, 2032                                   697,636
    19,728,000 6 1/2s, TBA, October 1, 2032                          20,560,285
    12,489,400 5s, TBA, October 1, 2033                              12,489,400
               Government National Mortgage
               Association Pass-Through
               Certificates
     4,097,676 5s, with due dates from August 15,
               2033 to September 15, 2033                             4,109,116
    31,032,000 5s, TBA, October 1, 2033                              31,090,185
                                                                 --------------
                                                                     69,039,326

U.S. Treasury Obligations (3.7%)
-------------------------------------------------------------------------------
               U.S. Treasury Notes
     7,500,000 6 1/2s, February 15, 2010                              8,900,100
    16,690,000 1 5/8s, March 31, 2005                                16,792,360
                                                                 --------------
                                                                     25,692,460
                                                                 --------------
               Total U.S. government and agency
               obligations (cost $93,386,439)                       $94,731,786

Asset-backed securities (7.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $419,290 ABSC Nims Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                       $409,856
               Ameriquest Mortgage Securities, Inc.
       104,000 FRB Ser. 03-10, 4.869s, 2012                              85,456
        83,000 FRB Ser. 03-8, Class MV6, 4.86s, 2033                     69,709
       164,000 FRN Ser. 03-AR3, Class M5, 4.87s, 2033                   155,480
       418,000 FRN Ser. 03-1, Class M4, 4.2s, 2033                      349,353
               Amortizing Residential Collateral Trust
    19,303,636 Ser. 02-BC1, Class A, IO, 6s, 2005                       744,486
       387,000 FRN Ser. 02-BC5, Class B, 3.37s, 2032                    330,462
       144,000 FRN Ser. 02-BC7, Class B3, 3.12s, 2032                   124,453
       507,040 AQ Finance NIM Trust Ser. 03-N1,
               Class Note, 9.37s, 2033                                  507,028
               AQ Finance NIM Trust 144A
       994,826 Ser. 03-N2, Class Note, 9.3s, 2033                       994,826
       213,000 Ser. 03-N9A, Class NOTE, 7.385s, 2033                    213,000
               Arc Net Interest Margin Trust 144A
       312,278 Ser. 02-8A, Class A1, 7 3/4s, 2032                       309,705
       158,470 Ser. 02-1A, Class A, 7 3/4s, 2032                        158,443
        98,135 Arc Net Interest Margin Trust Ser.
               02-5A, Class A, 7 3/4s, 2032                              97,503
       383,000 Arcap, Inc. 144A Ser. 03-1A, Class
               E, 6.33s, 2038 (R)                                       395,208
       180,000 Argent Securities, Inc. FRB Ser.
               03-W1, Class MV6, 4.87s, 2033                            142,128
               Asset Backed Funding Certificates 2031                   340,140
       434,000 FRB Ser. 03-WF1, Class M3, 4.17s, 2032                   434,000
       132,000 FRB Ser. 03-WF1, Class M4, 4.37s, 2032                   120,816
        63,513 Asset Backed Funding Corp. NIM Trust
               Ser. 02-WF1, 9.32s, 2032                                  63,513
       154,388 Asset Backed Funding Corp. NIM Trust
               144A Ser. 03-WF1,  Class N1, 8.35s, 2032                 154,388
               Asset Backed Securities Corp. Home
               Equity Loan Trust
       250,000 FRB Ser. 02-HE3, Class M4, 4.12s, 2032                   215,614
       159,000 FRB Ser. 03-HE5, Class M5, 5.37s, 2033                   137,202
       362,000 FRB Ser. 03-HE6, Class M6, 5.12s, 2033                   316,388
       372,000 FRN Ser. 03-HE1, Class M4, 5.62s, 2033                   324,655
       390,000 FRN Ser. 03-HE3, Class M5, 5.12s, 2033                   333,188
       806,000 FRN Ser. 03-HE2, Class M4, 4.97s, 2033                   776,130
       340,001 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A, Class G1,  1.82s, 2033                   340,001
     1,845,000 Bank One Issuance Trust FRN Ser.
               02-C1, Class C1, 2.08s, 2009                           1,833,973
               Bayview Financial Acquisition Trust
       995,000 Ser. 02-CA, Class A, IO, 7.15s, 2004                      37,623
       710,870 FRN Ser. 01-DA, Class M3, 2.52s, 2031                    703,762
    34,465,189 Ser. 03-X, Class AIO1, IO, 1.36s, 2006                   506,207
               CDC Mortgage Capital Trust
       257,000 FRB Ser. 03-HE3, Class B3, 4.87s, 2033                   213,079
       349,997 FRN Ser. 03-HE2, Class B3, 4.87s, 2033                   298,238
        68,072 Chase Funding Net Interest Margin
               Ser. 02-2, 8 1/2s, 2035                                   67,868
               Chase Funding Net Interest Margin 144A
       157,932 Ser. 03-1A, Class NOTE, 8 3/4s, 2004                     158,406
       690,482 Ser. 03-4A, Class NOTE, 6 3/4s, 2036                     689,722
       390,845 Ser. 03-2A, Class NOTE, 8 3/4s, 2035                     388,773
               Conseco Finance Securitizations Corp.
       248,000 Ser. 00-2, Class A4, 8.48s, 2021                         258,209
     4,342,000 Ser. 00-4, Class A6, 8.31s, 2032                       3,848,182
     1,100,000 Ser. 00-6, Class M2, 8.2s, 2032                          550,000
        23,000 Ser. 01-04, Class A4, 7.36s, 2019                         21,848
        13,000 Ser. 01-3, Class A3, 5.79s, 2024                          12,831
       494,000 Ser. 01-3, Class A4, 6.91s, 2033                         455,212
     1,030,000 Ser. 01-4, Class B1, 9.4s, 2010                          360,500
     2,960,176 Ser. 02-1, Class A, 6.681s, 2032                       2,949,890
       300,000 Ser. 2001-3, Class M2, 7.44s, 2033                        99,000
       790,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A,  Class A,
               3.14s, 2007                                              787,346
               First Franklin Mortgage Loan Asset
               Backed Certificates
       169,000 Ser. 03-FF3, 4.12s, 2033                                 158,315
       187,000 FRB Ser. 03-FF4, Class M6, 4.92s, 2033                   170,141
               Granite Mortgages PLC
EUR  1,430,000 Ser. 03-2, Class 2C1, 5.2s, 2010
               (United Kingdom)                                       1,644,970
GBP  1,075,000 FRN Ser. 03-2, Class 3C, 4.956s,
               2043 (United Kingdom)                                  1,785,898
               Green Tree Financial Corp.
      $165,693 Ser. 99-3, 6.16s, 2031                                   168,248
     1,247,000 Ser. 99-5, Class A5, 7.86s, 2030                       1,114,047
               Greenpoint Manufactured Housing
     2,100,522 Ser. 00-3, Class IA, 8.45s, 2031                       1,826,624
        50,000 Ser. 99-5, Class A4, 7.59s, 2028                          50,806
               GSAMP Trust
       123,726 Ser. 02-HE2N, Class Note, 8 1/4s, 2032                   123,814
       214,000 FRB Ser. 03-FM1, Class B3, 5.62s, 2033                   190,995
       318,215 GSAMP Trust 144A Ser. 03-HE1N, Class
               NOTE, 7 1/4s, 2033                                       340,758
               Home Equity Asset Trust
       114,346 Ser. 02-1N, Class A, 8s, 2032                            112,917
       383,000 FRB Ser. 03-5, Class B3, 5.62s, 2033                     340,321
               Home Equity Asset Trust 144A
       691,565 Ser. 02-5N, Class A, 8s, 2033                            677,734
       278,000 Ser. 03-4N, Class A, 8s, 2033                            276,165
     1,260,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL,
               3.87s, 2037                                            1,164,996
       598,632 Long Beach Asset Holdings Corp. 144A
               Ser. 03-2, Class N1,  7.627s, 2033                       598,632
       305,776 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4, Class
               N1, 6.535s, 2033                                         305,681
       419,000 Long Beach Mortgage Loan Trust FRN
               Ser. 03-3, Class M4, 4.62s, 2033                         343,580
     1,046,356 Madison Avenue Manufactured Housing
               Contract FRN Ser. 02-A,  Class B1,
               4.37s, 2032                                              680,131
               Mastr Asset Backed Securities Trust
       136,000 FRB Ser. 03-NC1, 5.12s, 2033                             112,200
       205,000 FRB Ser. 03-OPT1, Class MV5, 4.62s, 2032                 179,831
       524,000 FRN Ser. 03-OPT2, Class M5, 4.87s, 2033                  462,983
               Merrill Lynch Mortgage Investors, Inc.
       351,000 Ser. 03-WM3N, Class N1, 8s, 2005                         347,702
       685,000 FRB Ser. 03-WMC1, Class B2, 4.12s, 2033                  648,181
       300,000 FRB Ser. 03-WMC3, Class B3, 4.12s, 2034                  252,750
               Mid-State Trust
       554,117 Ser. 10, Class B, 7.54s, 2036                            498,621
       440,795 Ser. 11, Class B, 8.221s, 2038                           423,232
               Morgan Stanley Capital I
       354,000 FRB Ser. 02-NC6, Class B2, 4.87s, 2032                   307,427
       398,000 FRB Ser. 03-NC10, Class B3, 4.869s, 2013                 331,646
       472,000 FRB Ser. 03-NC8, Class B3, 4.87s, 2033                   389,432
       399,000 FRN Ser. 03-NC6, Class B3, 4.87s, 2033                   332,138
               Morgan Stanley Dean Witter Capital I
       390,000 FRN Ser. 01-NC3, Class B1, 3.57s, 2031                   355,043
       358,000 FRN Ser. 01-NC4, Class B1, 3.62s, 2032                   325,014
       640,000 FRN Ser. 02-AM2, Class B1, 3.37s, 2032                   576,757
       355,000 FRN Ser. 02-HE1, Class B1, 2.92s, 2032                   332,571
        82,798 Morgan Stanley Dean Witter Capital I
               144A Ser. 01-NC4N,  Class Note,
               8 1/2s, 2032                                              82,884
       400,000 New Century Home Equity Loan Trust
               FRN Ser. 03-2, Class M4,  4.72s, 2033                    341,000
        77,228 NovaStar Caps Trust Ser. 02-C1,
               Class A, 7.15s, 2031                                      90,406
               Option One Mortgage Loan Trust
       375,000 FRB Ser. 03-6, Class M6, 4.62s, 2033                     321,768
       377,000 FRN Ser. 03-3, Class M6, 4.62s, 2033                     334,440
       175,709 Option One Mortgage Securities Corp.
               Ser. 02-2A, Class CFTS,  8.83s, 2032                     175,709
               Option One Mortgage Securities Corp. 144A
       168,583 Ser. 02-1, Class CTFS, 6 3/4s, 2032                      167,871
       187,911 Ser. 03-5, 6.9s, 2033                                    187,911
       233,129 Option One Mortgage Securities Corp.
               NIM Trust 144A Ser. 03-2B, Class N1,
               7.63s, 2033 (Cayman Islands)                             233,056
       963,377 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A, Class A4FL, 6.62s, 2012                960,015
     4,594,057 Residential Asset Mortgage Products,
               Inc. Ser. 03-RZ1, Class A,
               IO, 0.347s, 2005                                         313,688
       157,882 Rural Housing Trust Ser. 87-1, Class
               D, 6.33s, 2026                                           166,245
               SAIL Net Interest Margin Notes 144A
       445,599 Ser. 03-7A, Class A, 7s, 2033                            442,293
       482,153 Ser. 03-FF3A, Class A, 6 3/4s, 2033                      480,281
       138,000 Ser. 03-8A, Class A, 7s, 2033                            137,305
               Sasco Arc Net Interest Margin Notes 144A
       426,885 Ser. 03-3, Class A, 7 3/4s, 2033                         424,742
       157,519 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                         157,353
       806,305 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         806,069
       760,239 Ser. 03-BC2A, Class A, 7 3/4s, 2033                      758,030
       140,366 Ser. 02-BC10, Class A, 7 3/4s, 2033                      139,090
       709,321 Ser. 03-AM1, Class A, 7 3/4s, 2033                       705,863
       275,880 Ser. 03-BC1, Class B, zero %, 2033                       197,556
       265,000 Saxon Asset Securities Trust FRB
               Ser. 03-3, Class M6, 6.656s, 2033                        228,438
       351,000 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A, 6 3/4s, 2033                         351,000
       140,000 SCF III Class A2, 2.31s, 2038                            140,000
       147,108 SHARP 144A Ser. 03-TC1N, 7 3/4s, 2033                    147,108
               Structured Asset Investment Loan Trust
       955,000 Ser. 03-BC1, Class M3, 4.12s, 2033                       946,495
       813,539 Ser. 03-BC1A, Class A, 7 3/4s, 2033                      809,585
     9,136,654 Ser. 03-BC2, Class A, IO, 6s, 2005                       588,864
       138,000 Ser. 03-BC2, Class B, 7s, 2033                           131,081
       368,000 FRN Ser. 03-BC3, Class B, 4.62s, 2033                    329,015
       395,000 Structured Asset Securities Corp.
               FRN Ser. 02-HF2, Class M3,  3.12s, 2032                  335,966
       390,000 TIAA Commercial Real Estate
               Securitization Ser. 02-1A, Class
               IV, 6.84s, 2037                                          328,804
       904,000 WALT 144A Ser. 03-1, Class D, 6s, 2010                   907,814
     2,877,000 Washington Mutual Ser. 03-S1, Class
               A11, IO, 5.5s, 2033                                      269,719
                                                                 --------------
               Total Asset-backed securities
               (cost $57,414,623)                                   $53,971,565

Collateralized mortgage obligations (5.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $27,567,500 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1,  Class X, IO,
               1.193s, 2023                                            $965,326
GBP  1,333,369 Hermione (European Loan Conduit No.
               14) 144A FRB Class A,  4.102s, 2011
               (Ireland)                                              2,215,126
               Federal National Mortgage Association
      $229,839 Ser. 98-51, Class SG, IO, 25.3s, 2022                     92,699
     1,380,109 Ser. 02-36, Class SJ, 17.325s, 2029                    1,540,704
       743,543 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                      819,120
        13,826 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                       15,232
       872,147 Ser. 01-T10, Class A2, 7 1/2s, 2041                      960,797
        22,387 Ser. 01-T8, Class A1, 7 1/2s, 2041                        24,662
     3,363,089 Ser. 01-T7, Class A1, 7 1/2s, 2041                     3,704,934
       495,604 Ser. 01-T3, Class A1, 7 1/2s, 2040                       545,979
     1,489,899 Ser. 01-T1, Class A1, 7 1/2s, 2040                     1,641,341
       595,502 Ser. 99-T2, Class A1, 7 1/2s, 2039                       656,033
       320,314 Ser. 00-T6, Class A1, 7 1/2s, 2030                       352,873
     1,477,160 Ser. 01-T4, Class A1, 7 1/2s, 2028                     1,627,307
         3,686 Ser. 02-W3, Class A5, 7 1/2s, 2028                         4,060
        60,895 Ser. 02-21, Class PS, IO, 7.08s, 2025                        400
     3,809,194 Ser. 02-9, Class MS, IO, 6.98s, 2032                     328,543
     2,990,215 Ser. 02-36, Class QH, IO, 6.93s, 2029                    191,929
       666,702 Ser. 02-29, Class SL, IO, 6.93s, 2029                     18,921
     1,738,377 Ser. 02-63, Class SN, IO, 6.88s, 2032                    152,108
     1,624,841 Ser. 02-52, Class SL, IO, 6.88s, 2032                    123,704
     2,800,603 Ser. 02-92, Class SA, IO, 6.83s, 2033                    341,323
     1,629,123 Ser. 03-7, Class SM, IO, 6.63s, 2023                      52,183
     4,083,268 Ser. 03-49, Class TS, IO, 6.58s, 2018                    553,155
     1,827,166 Ser. 03-14, Class KS, IO, 6.48s, 2017                    168,156
       901,145 Ser. 03-23, Class SC, IO, 6.43s, 2033                     49,000
     3,314,600 Ser. 03-41, Class SP, IO, 6.08s, 2015                    291,063
     9,623,799 Ser. 03-34, Class ES, IO, 5.88s, 2033                  1,005,988
     3,849,492 Ser. 03-34, Class SG, IO, 5.88s, 2033                    409,610
     2,479,464 Ser. 03-45, Class PI, IO, 5 1/2s, 2029                   283,589
               Federal National Mortgage Association
     6,996,681 Ser. 03-63, Class SE, IO, 5.48s, 2031                    834,136
    13,877,239 Ser. 03-W10, Class 3A, IO, 2.247s, 2043                  587,614
    11,561,749 Ser. 03-W10, Class 1A, IO, 2.227s, 2043                  494,987
     1,733,619 Ser. 318, Class 2, IO, 6s, 2032                          270,878
     4,814,741 Ser. 329, Class 2, IO, 5.5s, 2033                      1,008,110
       708,763 Ser. 01-74, Class MI, IO, 6s, 2015                        47,139
     1,620,244 Ser. 332, Class 2, IO, 6s, 2033                          302,791
     1,880,500 Ser. 03-24, Class IC, IO, 5s, 2015                       296,252
     1,347,490 Ser. 322, Class 2, IO, 6s, 2032                          210,545
     1,582,668 Ser. 03-58, IO, 6s, 2033                                 272,021
    11,358,216 Ser. 03-34, IO, 6s, 2032                               1,187,289
     2,017,407 Ser. 03-26, Class IG, IO, 6s, 2033                       338,546
     5,595,291 Ser. 03-23, Class AI, IO, 5s, 2017                       591,003
     3,361,422 Ser. 03-37, Class IC, IO, 5.5s, 2027                     352,961
        30,199 Ser. 02-27, Class IA, IO, 6s, 2013                           193
       232,904 Ser. 02-97, PO, zero %, 2033                             218,493
       288,149 Ser. 99-51, Class N, PO, zero %, 2029                    255,057
       219,009 Ser. 99-52, Class MO, PO, zero %, 2026                   213,544
       108,607 Ser. 96-5, Class PB, PO, zero %, 2024                    107,521
        17,227 Federal Home Loan Mortgage Corp.
               Structured Pass-Through  Securities
               Ser. T-58, Class 4A, 7 1/2s, 2043                         18,942
               Federal Home Loan Mortgage Corporation
     1,309,500 Ser. 2412, Class GS, FRN, 18.018s, 2032                1,532,115
     1,418,300 Ser. 2515, Class IG, IO, 5.5s, 2032                      428,353
     5,832,044 Ser. 216, IO, 6s, 2032                                   872,987
     2,707,400 Ser. 2448, Class SM, IO, 6.88s, 2032                     419,647
       729,500 Ser. 2590, Class IH, IO, 5.5s, 2028                      191,950
       786,443 Ser. 2448, Class SE, IO, 6.98s, 2029                      26,542
       546,555 Ser. 2478, Class SY, IO, 7.03s, 2021                      24,937
     2,942,623 Ser. 2579, Class GS, IO, 6.53s, 2017                     255,107
       715,360 Ser. 215, Class PO, PO, zero %, 2031                     653,437
       597,062 Ser. 2235, PO, zero %, 2030                              529,519
             3 Ser. 2078, Class KC, PO, zero % 2023                           3
    15,700,392 FFCA Secured Lending Corp. Ser.
               00-1, Class X, IO, 1.66s, 2027                         1,157,951
               Government National Mortgage Association
       523,605 Ser. 02-36, Class SD, IO, 7.03s, 2029                     10,636
     1,189,212 Ser. 02-51, Class SA, IO, 6.98s, 2032                     41,639
     1,450,144 Ser. 02-29, Class SX, IO, 6.93s, 2029                     41,682
     2,073,880 Ser. 01-43, Class SJ, IO, 6.48s, 2029                    106,161
       926,361 Ser. 01-43, Class SD, IO, 6.44s, 2028                     11,869
     3,421,470 Ser. 01-19, Class S, IO, 6.38s, 2031                     290,825
     4,960,900 Ser. 03-83, Class SI, IO, 5.38s, 2032                    448,806
     3,489,040 Ser. 02-47, Class SM, IO, 4.85s, 2032                    202,800
       239,748 Ser. 02-40, Class IB, IO, 6.5s, 2028                       4,158
       314,384 Ser. 98-2, Class EA, PO, zero %, 2028                    285,003
    10,427,652 Merrill Lynch Mortgage Investors,
               Inc. Ser. 96-C2, IO, 2.11s, 2028                         746,656
     3,169,881 Merrill Lynch Mortgage Trust 144A
               Ser. 02-MW1, Class XP, IO,  1.62s, 2034                  226,595
     5,450,228 Mortgage Capital Funding, Inc. Ser.
               97-MC2, Class X, IO, 1.54s, 2012                         212,333
               Strategic Hotel Capital, Inc. 144A
       605,000 Ser. 03-1, Class I, 3.52s, 2013                          605,000
     1,626,000 Ser. 03-1, Class H, 3.22s, 2013                        1,626,000
       180,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s, 2013                194,168
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $41,138,820)                       $37,890,766

Preferred stocks (1.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        10,732 Chevy Chase Preferred Capital Corp.
               Ser. A, $5.188 pfd.                                     $607,431
         3,150 Chevy Chase Savings Bank, Inc. $3.25 pfd.                 87,806
        23,612 CSC Holdings, Inc. Ser. M, $11.125
               cum. pfd.                                              2,476,309
        19,200 Diva Systems Corp. Ser. C, 6.00%
               cum. pfd.                                                    192
           212 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                               222,600
         1,256 Dobson Communications Corp. 12.25%
               pfd. (PIK)                                             1,319,252
           320 First Republic Capital Corp. 144A
               10.50% pfd.                                              344,000
        11,765 Fitzgeralds Gaming Corp. zero % cum. pfd.                    118
        12,814 iStar Financial, Inc. $1.95 cum. pfd.                    320,350
            41 Leiner Health Products Ser. C, zero % pfd.                     1
        16,417 Lodgian, Inc. Ser. A, $7.06 cum.
               pfd. (PIK)                                               410,424
           100 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                           1,100
         3,574 Microcell Telecommunications, Inc.
               zero % pfd. (Canada)                                      42,390
         1,337 North Atlantic Trading Co. 12.00%
               pfd. (PIK)                                                22,073
            17 NTL Europe, Inc. Ser. A, zero % cum. pfd.                     60
           105 Paxson Communications Corp. 13.25%
               cum. pfd. (PIK)                                          924,000
         1,301 Rural Cellular Corp. 12.25% pfd. (PIK)                   728,560
                                                                 --------------
               Total Preferred stocks
               (cost $8,619,060)                                     $7,506,666

Common stocks (0.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         2,305 Alderwoods Group, Inc. (NON)                             $17,864
       820,000 AMRESCO Creditor Trust (NON) (R)                          22,960
         1,770 Archibald Candy Corp. (NON)                                5,045
        14,080 Aurora Foods, Inc. (NON)                                   1,478
         2,880 Birch Telecom, Inc. (NON)                                  9,965
           493 Comdisco Holding Co., Inc. (NON)                          41,412
        36,832 Conseco, Inc. (NON)                                      665,186
     3,445,121 Contifinancial Corp. Liquidating
               Trust Units                                               34,451
        15,321 Covad Communications Group, Inc. (NON)                    84,725
        84,755 Dobson Communications Corp. (NON)                        688,211
        22,904 Fitzgeralds Gaming Corp. (NON)                               229
         1,807 Genesis Health Ventures, Inc. (NON)                       43,820
        34,403 Globix Corp. (NON)                                        86,008
         7,661 Jasper Energy 144A (NON)                                     479
        44,795 Laidlaw International, Inc. (NON)                        441,231
        19,451 Lodgian, Inc. (NON)                                      104,063
       120,000 Loewen Group International, Inc. (NON)                        12
         1,400 Mariner Health Care, Inc. (NON)                           17,080
         1,400 Mediq, Inc. (NON)                                            140
           166 Metrocall Holdings, Inc. (NON)                            24,070
            30 Microcell Telecommunications, Inc.
               Class A (Canada) (NON)                                       334
         3,552 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                    42,155
       870,000 Morrison Knudsen Corp. (NON)                              93,525
        49,759 Pioneer Cos., Inc. (NON)                                 226,403
         7,016 Polymer Group, Inc. Class A (NON)                         60,618
           327 Premium Holdings (LP) 144A (NON)                           7,030
           715 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                1,251,828
           167 Quorum Broadcast Holdings, Inc.
               Class E  (acquired 5/15/01, cost
               $166,516) (NON) (RES)                                     89,187
       120,076 Regal Entertainment Group 144A                         2,010,072
           110 Sterling Chemicals, Inc. (NON)                             1,678
           740 Sun Healthcare Group, Inc. (NON)                           5,365
       948,000 VFB LLC (NON)                                            180,120
         2,135 Washington Group International, Inc. (NON)                57,538
           249 WilTel Communications, Inc. (NON)                          3,979
         1,567 York Research Corp. 144A (NON)                                98
                                                                 --------------
               Total Common stocks
               (cost $15,255,121)                                    $6,318,359

Convertible bonds and notes (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $115,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                            $106,088
       895,000 American Tower Corp. cv. notes 5s, 2010                  808,856
       200,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                             190,250
     2,430,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                       2,430
       230,000 DaVita, Inc. cv. sub. notes 7s, 2009                     240,063
       275,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 4 3/4s, 2006                                  240,969
        18,000 Millicom International Cellular SA
               144A cv. bonds zero %,
               2006 (Luxembourg) (PIK)                                   36,000
     1,155,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                         1,251,731
       310,000 Rogers Communications cv. debs. 2s,
               2005 (Canada)                                            277,838
                                                                 --------------
               Total Convertible bonds and notes
               (cost $4,743,584)                                     $3,154,225

Units (0.2%) (a)
Number of units                                                          Value
-------------------------------------------------------------------------------
       600,000 Australis Media, Ltd. units 15 3/4s,
               2003 (Australia) (In default) (DEF) (NON)                    $60
     1,193,000 HMP Equity Holdings Corp. units zero %, 2008             578,605
       220,000 Tom Brown Inc. units 7 1/4s, 2013                        227,700
           950 XCL Equity Units zero %                                  133,333
       500,000 XCL, Ltd. 144A units 13 1/2s, 2004
               (In default) (NON)                                       150,000
                                                                 --------------
               Total Units (cost $2,067,129)                         $1,089,698

Convertible preferred stocks (0.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         9,140 Crown Castle International Corp.
               $3.125 cv. pfd.                                         $356,460
         1,991 Knology, Inc. 144A Ser. D, zero %
               cv. pfd.                                                      20
         3,800 LTV Corp. 144A $4.125 cv. pfd. (In
               default) (NON)                                                38
            48 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                     364,800
         6,847 Telex Communications, Inc. zero %
               cv. pfd. (In default) (NON)                                6,847
                                                                 --------------
               Total Convertible preferred stocks
               (cost $912,180)                                         $728,165

Warrants (--%) (a) (NON)                             Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
         1,500 Comunicacion Celular SA 144A
               (Colombia)                            11/15/03            $1,500
         1,020 Dayton Superior Corp. 144A            6/15/09                255
           809 Diva Systems Corp. 144A               5/15/06                  8
             3 Doe Run Resources Corp. 144A          12/31/12                 1
           295 MDP Acquisitions PLC 144A (Ireland)   10/1/13                737
         2,199 Microcell Telecommunications
               (Canada)                              5/1/08               3,797
         1,319 Microcell Telecommunications
               (Canada)                              5/1/05               1,545
           390 Mikohn Gaming Corp. 144A              8/15/08                  4
           400 ONO Finance PLC 144A (United
               Kingdom)                              2/15/11                  1
           410 Pliant Corp. 144A                     6/1/10                 205
           491 Solutia, Inc. 144A                    7/15/09             12,275
         1,851 Sun Healthcare Group, Inc.            2/28/05                  1
         1,830 Travel Centers of America, Inc. 144A  5/1/09              18,300
         1,670 Ubiquitel, Inc. 144A                  4/15/10                 17
            30 Versatel Telecom NV (Netherlands)     5/15/08                  1
         1,317 Washington Group International, Inc.
               Ser. A                                1/25/06              6,650
         1,506 Washington Group International, Inc.
               Ser. B                                1/25/06              5,270
           814 Washington Group International, Inc.
               Ser. C                                1/25/06              2,483
           590 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10                  6
                                                                 --------------
               Total Warrants (cost $482,247)                           $53,056

Short-term investments (9.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,752,000 U.S. Treasury Note zero %, November
               6, 2003 (SEG)                                         $1,750,180
       629,218 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 1.04% to
               1.19% and  due dates ranging from
               October 1, 2003 to  November 18,
               2003 (d)                                                 628,900
    33,912,000 Interest in $357,000,000 tri-party
               repurchase agreement  dated
               September 30, 2003 with UBS
               Securities, LLC due  October 1, 2003
               with respect to various U.S.
               Government  obligations -- maturity
               value of $33,913,017 for an
               effective  yield of 1.08%                             33,912,000
    33,000,000 Interest in $263,000,000 tri-party
               repurchase agreement  dated
               September 30, 2003 with Goldman
               Sachs & Co.  due October 1, 2003
               with respect to various U.S.
               Government obligations -- maturity
               value of $33,000,990  for an
               effective yield of 1.08%                              33,000,000
                                                                 --------------
               Total Short-term investments
               (cost $69,291,080)                                   $69,291,080
-------------------------------------------------------------------------------
               Total Investments
               (cost $765,139,354)                                 $763,299,658
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $700,693,933.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2003 was $16,870,304 or 2.4% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2003.

  (R) Real Estate Investment Trust.


  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at September 30, 2003.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2003:
(as a percentage of Market Value)

     Brazil                      0.9%
     Canada                      2.9
     Colombia                    1.1
     France                      0.7
     Germany                     1.4
     Italy                       0.6
     Luxembourg                  0.6
     Malaysia                    0.7
     New Zealand                 1.2
     Russia                      2.4
     South Africa                0.5
     Sweden                      1.2
     United Kingdom              3.6
     United States              77.0
     Other                       5.2
     -------------------------------
     Total                     100.0%


Forward currency contracts to buy at September 30, 2003
(aggregate face value $57,307,924)

                         Market      Aggregate     Delivery     Unrealized
                          value     face value         date   appreciation
--------------------------------------------------------------------------
Australian Dollar   $20,697,424    $19,866,055     12/17/03       $831,369
British Pound            45,604         43,636     12/17/03          1,968
Canadian Dollar         714,402        703,995     12/17/03         10,407
Danish Krone          1,098,488      1,023,418     12/17/03         75,070
Euro                  1,386,755      1,364,887     12/17/03         21,868
Japanese Yen         32,492,896     30,962,855     12/17/03      1,530,041
Swedish Krona           319,699        306,220     12/17/03         13,479
Swiss Franc             447,830        418,633     12/17/03         29,197
Taiwan Dollar         2,633,761      2,618,225     12/17/03         15,536
--------------------------------------------------------------------------
                                                                $2,528,935

Forward currency contracts to sell at September 30, 2003
(aggregate face value $59,287,714)

                                                                Unrealized
                         Market      Aggregate     Delivery  appreciation/
                          value     face value         date (depreciation)
--------------------------------------------------------------------------
British Pound        $7,362,196     $7,154,238     12/17/03     $(207,958)
Canadian Dollar       9,736,218      9,462,387     12/17/03      (273,831)
Euro                 26,169,133     24,416,724     12/17/03    (1,752,409)
Japanese Yen          1,612,567      1,613,486     12/17/03           919
New Zealand Dollar    9,226,829      8,850,632     12/17/03      (376,197)
Swedish Krona         8,518,827      7,790,247     12/17/03      (728,580)
--------------------------------------------------------------------------
                                                              $(3,338,056)
--------------------------------------------------------------------------


Futures contracts outstanding at September 30, 2003

                                                                           Unrealized
                                       Market    Aggregate  Expiration  appreciation/
                                        value   face value        date (depreciation)
-------------------------------------------------------------------------------------
3 Month Eurodollar (short)        $33,939,375  $33,830,516      Sep-04     $(108,859)
3 Month Eurodollar (long)          33,073,425   32,916,066      Sep-06       157,359
3 Month Eurodollar (short)         32,561,100   32,488,712      Jun-04       (72,388)
3 Month Eurodollar (long)          31,708,050   31,643,449      Jun-06        64,601
Euro-Bobl 5 yr (long)              20,996,536   20,495,009      Dec-03       501,527
Euro-Bund 10 yr (long)             21,050,688   20,461,065      Dec-03       589,623
Interest Rate Swap 10 yr (long)     1,683,750    1,623,879      Dec-03        59,871
Japanese Government
Bond 10 yr (long)                  11,043,602   10,916,117      Dec-03       127,485
US Treasury Bond 20 yr (long)       1,570,188    1,469,011      Dec-03       101,177
US Treasury Note 10 yr (long)      46,193,875   43,986,206      Dec-03     2,207,669
US Treasury Note 5 yr (short)      26,438,219   25,786,719      Dec-03      (651,500)
-------------------------------------------------------------------------------------
                                                                          $2,976,565
-------------------------------------------------------------------------------------


TBA sales commitments at September 30, 2003
(proceeds receivable $5,710,309)

                                 Principal        Settlement            Market
                                    amount              date             value
------------------------------------------------------------------------------
GNMA, 5s, October 2033          $5,773,000          10/22/03        $5,783,824
------------------------------------------------------------------------------


Interest rate swap contracts outstanding at September 30, 2003
                                                         Notional       Termination        Unrealized
                                                           amount              date      appreciation
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital Services,
Inc. dated November 17, 2000 to pay
semi-annually the notional amount multiplied
by the three month USD-LIBOR-BBA and
receive the notional amount multiplied
by 6.68%.                                              $6,500,000          11/21/05          $657,144

Agreement with Merrill Lynch Capital Services,
Inc. dated September 27, 2002 to receive
semi-annually the notional amount multiplied
by the six month JPY-LIBOR-BBA and pay
monthly the notional amount multiplied
by 0.399%.                                      JPY 2,443,000,000           10/1/07           224,261
------------------------------------------------------------------------------------------------------
                                                                                             $881,405
------------------------------------------------------------------------------------------------------




Credit default contracts outstanding at September 30, 2003
(premiums received $260,184)

                                                                           Notional            Market
                                                                             amount             value
------------------------------------------------------------------------------------------------------
Agreement with Deutsche Bank effective July 18, 2003,
maturing on September 20, 2008, to receive a premium
equal to 9.795% times the notional amount. Upon a credit
default event of Petroleos Mexicanos, the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market
value of Petroleos Mexicanos.                                              $415,000           $36,387

Agreement with Lehman Brothers Special Financing, Inc.
effective July 18, 2003, maturing on September 20, 2008
to receive a premium equal to 10.02% times the notional
amount. Upon a credit default event of Petroleos Mexicanos,
the fund makes a payment of the proportional notional
amount times the difference between the par value and the
then-market value of Petroleos Mexicanos.                                   415,000            37,143

Agreement with Deutsche Bank effective September 9, 2003,
maturing on September 20, 2013 to receive a premium equal to
21.44% times the notional amount. Upon a credit default event of
Petroleos Mexicanos, 7.375% due 12/12/14 the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market
value of Petroleos Mexicanos.                                               830,000           172,748
------------------------------------------------------------------------------------------------------
                                                                                             $246,278
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $608,709 of
securities on loan (identified cost $765,139,354) (Note 1)       $763,299,658
-------------------------------------------------------------------------------
Cash                                                                  224,602
-------------------------------------------------------------------------------
Foreign currency (cost $1,889,130) (Note 1)                         1,953,945
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          12,424,890
-------------------------------------------------------------------------------
Receivable for securities sold                                     14,445,734
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              543,744
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             2,539,645
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           881,405
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             644,261
-------------------------------------------------------------------------------
Total assets                                                      796,957,884

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               3,787,897
-------------------------------------------------------------------------------
Payable for securities purchased                                   80,853,869
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,265,200
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            109,036
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 76,971
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              859
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                3,348,766
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                117,037
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $260,184) (Note 1)                                           246,278
-------------------------------------------------------------------------------
TBA sales commitments at value (proceeds receivable
$5,710,309) (Note 1)                                                5,783,824
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                    628,900
-------------------------------------------------------------------------------
Other accrued expenses                                                 45,314
-------------------------------------------------------------------------------
Total liabilities                                                  96,263,951
-------------------------------------------------------------------------------
Net assets                                                       $700,693,933

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                         $837,942,450
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        7,010,795
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (145,595,513)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   1,336,201
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $700,693,933

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($700,693,933 divided by
100,313,083 shares)                                                     $6.99
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended September 30, 2003

Investment income:
-------------------------------------------------------------------------------
Interest (net of foreign tax of $3,912)                           $51,677,854
-------------------------------------------------------------------------------
Dividends                                                           2,185,431
-------------------------------------------------------------------------------
Securities lending                                                        314
-------------------------------------------------------------------------------
Total investment income                                            53,863,599

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,821,015
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        711,028
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             25,275
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       12,144
-------------------------------------------------------------------------------
Other                                                                 327,855
-------------------------------------------------------------------------------
Total expenses                                                      5,897,317
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (19,936)
-------------------------------------------------------------------------------
Net expenses                                                        5,877,381
-------------------------------------------------------------------------------
Net investment income                                              47,986,218
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   10,355,022
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          653,321
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (2,069,538)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         3,392,416
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                157,278
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
-------------------------------------------------------------------------------
foreign currencies during the year                                   (312,176)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the year                                   60,619,220
-------------------------------------------------------------------------------
Net gain on investments                                            72,795,543
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $120,781,761
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                             Year ended
                                                            September 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $47,986,218      $52,092,366
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     12,488,499      (50,122,603)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        60,307,044       24,243,905
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       120,781,761       26,213,668
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                       (48,538,019)     (52,982,343)
-------------------------------------------------------------------------------
From return of capital                                    --       (1,087,264)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                        829,775          315,588
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           73,073,517      (27,540,351)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                627,620,416      655,160,767
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $7,010,795 and
distributions in excess of net investment
income of $5,846,674, respectively)             $700,693,933     $627,620,416

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of year          100,182,745      100,133,127
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                        130,338           49,618
-------------------------------------------------------------------------------
Shares outstanding at end of year                100,313,083      100,182,745
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                        Year ended September 30
operating performance                      2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $6.26           $6.54           $7.13           $7.57           $8.14
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
From net investment income (a)              .48             .52             .58             .63             .58
----------------------------------------------------------------------------------------------------------------
From net realized and unrealized
loss on investments                         .73            (.26)           (.57)           (.43)           (.47)
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                      1.21             .26             .01             .20             .11
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                          (.48)           (.53)           (.46)           (.64)           (.56)
----------------------------------------------------------------------------------------------------------------
From return of capital                       --            (.01)           (.14)             --            (.12)
----------------------------------------------------------------------------------------------------------------
Total distributions                        (.48)           (.54)           (.60)           (.64)           (.68)
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $6.99           $6.26           $6.54           $7.13           $7.57
----------------------------------------------------------------------------------------------------------------
Market value,
end of period                            $6.410          $6.380          $6.050          $6.438          $6.438
----------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                        8.35           14.81            3.06           10.72           (9.09)
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $700,694        $627,620        $655,161        $713,894        $757,533
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   .89             .87             .90             .87             .93
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  7.22            7.97            8.50            8.60            7.39
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   141.60 (d)      193.33 (d)      111.45          116.71          133.72
----------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
September 30, 2003

Note 1
Significant accounting policies

Putnam Master Intermediate Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.


D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized /accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

L) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2003, the value of securities loaned amounted to $608,709. The fund received cash collateral of $628,900 which is pooled with collateral of other Putnam funds into 36 issuers of high grade short-term investments.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003, the fund had a capital loss carryover of $139,616,926 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------------
    $2,792,982      September 30, 2004
     1,554,563      September 30, 2005
    10,039,981      September 30, 2007
    25,640,537      September 30, 2008
    24,593,458      September 30, 2009
    27,431,170      September 30, 2010
    47,564,235      September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2004, $3,314,449 of losses recognized during the period November 1, 2002 to September 30, 2003.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2003, the fund reclassified $13,409,271 to increase undistributed net investment income and $7,132,420 to decrease paid-in-capital, with an increase to accumulated net realized losses of $6,276,851.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $42,917,213
Unrealized depreciation            (46,984,073)
                                  ------------
Net unrealized depreciation         (4,066,860)
Undistributed ordinary income       12,509,386
Capital loss carryforward         (139,616,926)
Post October loss                   (3,314,449)
Cost for federal income
tax purposes                      $767,366,518


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2003, the fund's expenses were reduced by $19,936 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,144 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustees compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustees compensation and expenses in the Statement of assets and liabilities.


Note 3
Purchases and sales of securities

During the year ended September 30, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $961,981,975 and $1,006,790,695, respectively. Purchases and sales of U.S. government obligations aggregated $427,384,969 and $425,917,066, respectively.


Note 4
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls.



Federal tax information
(Unaudited)

The fund has designated 3.03% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended September 30, 2003, the fund hereby designates 2.19%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


Results of June 12, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on June 12, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                           Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson A. Baxter                   92,175,160         2,589,781
Charles B. Curtis                   92,192,830         2,572,112
John A. Hill                        92,195,839         2,569,102
Ronald J. Jackson                   92,221,055         2,543,887
Paul L. Joskow                      92,182,800         2,582,141
Elizabeth T. Kennan                 92,174,503         2,590,438
John H. Mullin, III                 92,178,436         2,586,505
Robert E. Patterson                 92,198,075         2,566,867
George Putnam, III                  92,187,867         2,577,074
A.J.C. Smith                        92,182,051         2,582,891
W. Thomas Stephens                  92,166,247         2,598,694
W. Nicholas Thorndike               92,124,495         2,640,446

All tabulations are rounded to nearest whole number.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of September 30, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer
and Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.




[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

Do you want to save paper and receive this document faster? Shareholders
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203400  074  11/03




Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

 Voting Procedures for Referral Items
-------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003